                               Form of Indenture

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----

ARTICLE 1   Definitions and Other Provisions of General Application .................
      Section 1.1.      Definitions. ................................................
      Section 1.2.      Compliance Certificate and Opinions. ........................
      Section 1.3.      Form of Documents Delivered to Trustee. .....................
      Section 1.4.      Acts of Holders. ............................................
      Section 1.5.      Notices, etc. to Trustee and Company. .......................
      Section 1.6.      Notices to Holders; Waiver. .................................
      Section 1.7.      Conflict with Trust Indenture Act. ..........................
      Section 1.8.      Effect of Headings and Tables of Contents. ..................
      Section 1.9.      Successors and Assigns. .....................................
      Section 1.10.     Separability Clause. ........................................
      Section 1.11.     Benefits of Indenture. ......................................
      Section 1.12.     Governing Law. ..............................................

ARTICLE 2   Note Form ...............................................................
      Section 2.1       Form Generally ..............................................
      Section 2.2.      Form of Face of Note. .......................................
      Section 2.3.      Form of Reverse of Note. ....................................
      Section 2.4       Form of Trustee's Certificate of Authentication .............

ARTICLE 3   The Notes ...............................................................
      Section 3.1.      Title and Terms. ............................................
      Section 3.2.      Denominations. ..............................................
      Section 3.3.      Execution, Authentication and Delivery. .....................
      Section 3.4.      Temporary Notes. ............................................
      Section 3.5.      Transfer and Exchange. ......................................
      Section 3.6.      Mutilated, Destroyed, Lost or Stolen Notes. .................
      Section 3.7.      Persons Deemed Owners. ......................................
      Section 3.8.      Cancellation. ...............................................
      Section 3.9.      Authentication and delivery of Exchange Notes. ..............
      Section 3.10.     Paying Agent to Hold Money in Trust. ........................

ARTICLE 4   Discharge Of Indenture ..................................................
      Section 4.1.      Termination of Company's Obligations. .......................
      Section 4.2.      Application of Trust Money. .................................
      Section 4.3.      Repayment to Company. .......................................
      Section 4.4.      Reinstatement. ..............................................
      Section 4.5.      Survival of Certain Obligations. ............................

ARTICLE 5   Remedies ................................................................
      Section 5.1.      Events of Default. ..........................................
      Section 5.2.      Interest Rate Upon Default. .................................
      Section 5.3.      Acceleration of Maturity; Rescission and Annulment. .........
      Section 5.4.      Collection of Indebtedness and Suits for Enforcement by
                        Trustee. ....................................................
      Section 5.5.      Trustee May File Proofs of Claim. ...........................
      Section 5.6.      Trustee May Enforce Claims Without Possession of Notes. .....
      Section 5.7.      Application of Money Collected. .............................
      Section 5.8.      Limitation on Suits. ........................................
      Section 5.9.      Unconditional Right of Holders to Receive Principal,
                        Premium and


                                      (i)

                        Interest. ...................................................
      Section 5.10.     Restoration of Rights and Remedies. .........................
      Section 5.11.     Rights and Remedies Cumulative. .............................
      Section 5.12.     Delay or Omission Not Waiver. ...............................
      Section 5.13.     Control by Holders. .........................................
      Section 5.14.     Waiver of Past Defaults. ....................................
      Section 5.15.     Undertaking for Costs. ......................................
      Section 5.16.     Waiver of Stay or Extension Laws. ...........................

ARTICLE 6   The Trustee .............................................................
      Section 6.1.      Duties of Trustee. ..........................................
      Section 6.2.      Rights of Trustee ...........................................
      Section 6.3.      Individual Rights of Trustee ................................
      Section 6.4.      Trustee's Disclaimer. .......................................
      Section 6.5.      Notice of Defaults. .........................................
      Section 6.6.      Compensation and Indemnity. .................................
      Section 6.7.      Replacement of Trustee. .....................................
      Section 6.8.      Successor Trustee by Merger, etc. ...........................
      Section 6.9.      Eligibility; Disqualification ...............................
      Section 6.10.     Preferential Collection of Claims Against Company. ..........

ARTICLE 7   Holders' Lists and Reports by Trustee and Company .......................
      Section 7.1.      Company to Furnish Trustee Names and Addresses of
                        Holders. ....................................................
      Section 7.2.      Preservation of Information: Communications to Holders ......
      Section 7.3.      Reports by Trustee. .........................................
      Section 7.4.      Reports by Company. .........................................

ARTICLE 8   Consolidation, Merger, Conveyance or Transfer ...........................
      Section 8.1.      Company May Consolidate, etc. ...............................
      Section 8.2.      Successor Corporation Substituted. ..........................

ARTICLE 9   Supplemental Indentures .................................................
      Section 9.1.      Supplemental Indentures Without Consent of Holders. .........
      Section 9.2.      Supplemental Indentures with Consent of Holders. ............
      Section 9.3.      Execution of Supplemental Indentures. .......................
      Section 9.4.      Effect of Supplemental Indentures. ..........................
      Section 9.5.      Conformity with Trust Indenture Act. ........................
      Section 9.6.      Reference in Notes to Supplemental Indentures. ..............

ARTICLE 10  Covenants ...............................................................
      Section 10.1.     Payment of Notes. ...........................................
      Section 10.2.     Commission Reports. .........................................
      Section 10.3.     Compliance Certificates. ....................................
      Section 10.4.     Maintenance of Office or Agency. ............................
      Section 10.5.     Corporate Existence. ........................................
      Section 10.6.     Waiver of Stay, Extension or Usury Laws. ....................
      Section 10.7.     Payment of Taxes and Other Claims. ..........................
      Section 10.8.     Maintenance of Properties and Insurance; Line of
                        Business. ...................................................
      Section 10.9.     Limitation on Sale of Assets ................................
      Section 10.10.    Limitation on Liens Securing Indebtedness. ..................
      Section 10.11.    Limitation on Payment Restrictions Affecting
                        Subsidiaries. ...............................................
      Section 10.12.    Limitation on Transactions with Affiliates. .................
      Section 10.13.    Limitation on Future Senior Subordinated Indebtedness. ......


                                      (ii)

      Section 10.14.    Change of Control. ..........................................

ARTICLE 11  Subordination of Notes ..................................................
      Section 11.1.     Notes Subordinated to Senior Indebtedness; Exchange .........
                        Notes Pari Passu with other Series of the Notes issued
                        by the Company ..............................................
      Section 11.2.     No Payment on Notes in Certain Circumstances. ...............
      Section 11.3.     Notes Subordinated to Prior Payment of All Senior
                        Indebtedness on Dissolution, Liquidation or
                        Reorganization of the Company. ..............................
      Section 11.4.     Holders to Be Subrogated to Rights of Holders of Senior
                        Indebtedness. ...............................................
      Section 11.5.     Obligations of the Company Unconditional. ...................
      Section 11.6.     Trustee Entitled to Assume Payments Not Prohibited in
                        Absence of Notice. ..........................................
      Section 11.7.     Application by Trustee of Assets Deposited With It. .........
      Section 11.8.     Subordination Rights Not Impaired by Acts or Omissions
                        of the Company or Holders of Senior Indebtedness. ...........
      Section 11.9.     Holders Authorize Trustee to Effectuate Subordination of ....
      Section 11.10.    Right of Trustee to Hold Senior Indebtedness. ...............
      Section 11.11.    Article 11 Not to Prevent Events of Default. ................
      Section 11.12.    Payment. ....................................................

ARTICLE 12  Guarantees ..............................................................
      Section 12.1      Unconditional Guarantees. ...................................
      Section 12.2      Subsidiary Guarantors May Consolidate, etc., on Certain
                        Terms. ......................................................
      Section 12.3      Addition of Subsidiary Guarantors. ..........................
      Section 12.4      Release of a Subsidiary Guarantor. ..........................
      Section 12.5      Limitation of Subsidiary Guarantor's Liability. .............
      Section 12.6      Contribution. ...............................................
      Section 12.7      Execution and Delivery. .....................................
      Section 12.8      Severability. ...............................................

ARTICLE 13  Subordination of Guarantees .............................................
      Section 13.1.     Guarantees Subordinated to Senior Indebtedness. .............
      Section 13.2.     No Payment on Guarantees in Certain Circumstances. ..........
      Section 13.3.     Guarantees Subordinated to Prior Payment of all Senior
                        Indebtedness on Dissolution, Liquidation or
                        Reorganization of a Subsidiary Guarantor. ...................
      Section 13.4.     Holders to be Subrogated to Rights of Holders of Senior
                        Indebtedness. ...............................................
      Section 13.5.     Guarantees Unconditional. ...................................
      Section 13.6.     Trustee Entitled to Assume Payments Not Prohibited in
                        Absence of Notice. ..........................................
      Section 13.7.     Application by Trustee of Assets Deposited With It. .........
      Section 13.8.     Subordination Rights Not Impaired by Acts or Omissions
                        of the Subsidiary Guarantors or Holders of Senior
                        Indebtedness. ...............................................
      Section 13.9.     Holders Authorize Trustee to Effectuate Subordination of
                        Notes. ......................................................
      Section 13.10.    Right of Trustee to Hold Senior Indebtedness. ...............
      Section 13.11     Payment .....................................................

ARTICLE 14  Additional Series of Notes ..............................................
      Section 14.1.    Authorization and delivery of additional series of Notes ....


                                     (iii)

                                    INDENTURE


      INDENTURE dated as of ________, 1997 among SIMULA, INC., an Arizona corporation (hereinafter the "Company"), having its principal office at 2700 North Central Avenue, Suite 1000, Phoenix, Arizona 85004, and each of the Company's wholly-owned subsidiaries designated at the conclusion of this Indenture (hereinafter collectively the "Subsidiary Guarantors"), and BANK ONE TRUST COMPANY, NA, having its principal office at Corporate Trust Client Service Group, 100 East Broad Street, Columbus, Ohio 43271-0181, as Trustee (hereinafter the "Trustee").


                            RECITALS OF THE COMPANY:


      The Company has duly authorized the creation of an issue of convertible exchangeable preferred stock which, under certain circumstances, may be exchanged for the Company's notes to be known as its ____% Senior Subordinated Exchange Notes (hereinafter the "Exchange Notes") of the nature and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Notes, when issued by the Company and authenticated and delivered by the Trustee the valid obligations of the Company, and to make this Indenture a valid agreement of the Company have been done.

      The Notes created by this Indenture (as defined hereafter) are to consist of Notes in fully registered form only, in a total principal amount of up to $150,000,000, issuable in one or more subseries as provided herein.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                    ARTICLE 1

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


      SECTION 1.1.      DEFINITIONS.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

      (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

      (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Adjusted Net Assets" of a Subsidiary Guarantor at any date shall mean the lesser of (i) the amount by which the fair value of the property of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Subsidiary Guarantor at such date and
(ii) the amount by which the present fair saleable value of the assets of such Subsidiary Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Subsidiary Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Subsidiary Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee, as they become absolute and matured.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Asset Sale" means any sale, lease, transfer, exchange or other disposition (or series of related sales, leases, transfers, exchanges or dispositions) of shares of Capital Stock of a Subsidiary (other than directors' qualifying shares), or of property or assets or any interests therein (each referred to for purposes of this definition as a "disposition") by the Company or any of its Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction (other than (i) by the Company to a Wholly Owned Subsidiary or by a Subsidiary to the Company or a Wholly Owned Subsidiary,
(ii) a sale of products, services, inventories and assets in the ordinary course of business of the Company's operations, and (iii) the disposition of all or substantially all of the assets of the Company in compliance with the covenant captioned "Limitations on Mergers and Consolidations").

      "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of
(x) the number of years from such date to the date of each successive scheduled principal payment of such Indebtedness multiplied by (y) the amount of such principal payment by (ii) the sum of all such principal payments.

      "Bank Credit Facility" means a revolving credit and/or letter of credit facility, the proceeds of which are used for working capital, equipment financing, and other general corporate purposes entered into by one or more of the Company and/or its Subsidiaries and certain financial institutions, as amended, extended or refinanced from time to time.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday for banking institutions in Phoenix, Arizona.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock or partnership interests and any and all warrants, options and rights with respect thereto (whether or not currently exercisable), including each class of common stock and preferred stock of such Person.

      "Change of Control" means any event or series of events by which (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 50% or more of the total voting power of the Voting Stock of the Company; (ii) the Company consolidates with or merges or amalgamates with or into another Person or conveys, transfers, or leases all or substantially all of its assets to any Person, or any Person consolidates with, or merges or amalgamates with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation which is not Disqualified Stock and (B) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving corporation immediately after such transaction; or (iii) the shareholders of the Company approve any plan of liquidation or dissolution of the Company.

      "Closing Price" when used with reference to the Common Stock, means the last sale price, regular way, of the Common Stock on the day in question or, if no sale price is quoted on that day, the closing price of the Common Stock on that day, in each case as reported by the New York Stock Exchange ("NYSE") or any other national securities exchange. In the event the Common Stock is not listed on the NYSE, another national securities exchange or on Nasdaq, the Closing Price shall be the last or closing bid price quoted on the principal mechanism then used to report transactions in the Common Stock.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

      "Common Stock" means the Company's Common Stock, $.01 par value, and shares of any class or classes resulting from any reclassification or reclassifications thereof which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, and which are not subject to redemption by the Company, and also shall include stock of the Company of any other class, whether now or hereafter authorized which generally ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with such Common Stock or other class of stock into which such Common Stock may have been changed; provided, however, that warrants or other rights to purchase Common Stock will not be deemed to be Common Stock.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a corporation shall have become a successor corporation pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

      "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, President or a Vice President, and, by the Chief Financial Officer, Treasurer, an Assistant Treasurer, Secretary, or an Assistant Secretary, and delivered to the Trustee.

      "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at Corporate Trust Client Service Group, 100 East Broad Street, Columbus, Ohio 43271-0181.

      "Disinterested Director" means, with respect to an Affiliate Transaction or series of related Affiliate Transactions, a member of the Board of Directors of the Company who has no financial interest, and whose employer has no financial interest, in such Affiliate Transaction or series of related Affiliate Transactions.

      "Disqualified Stock" means any Capital Stock, excepting the Series A Convertible Exchangeable Preferred Stock, of the Company or any Subsidiary of the Company which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or with the passage of time, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date or which is exchangeable or convertible into debt securities of the Company or any Subsidiary of the Company, except to the extent that such exchange or conversion rights cannot be exercised prior to the Maturity Date.

      "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

      "Exchange Notes" means $             principal amount of          %
Senior Subordinated Convertible Exchange Notes due    .

      "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the Issue Date.

      "Guarantee" means, individually and collectively, the guarantees given by the Subsidiary Guarantors pursuant to Article 12 hereof, including a notation on the Notes substantially in the form attached hereto as Exhibit A-1.

      "Holder" means a Person in whose name a Note is registered on the Note Register.

      "Indebtedness" means, without duplication, with respect to any Person, (i) all obligations of such Person (A) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (B) evidenced by bonds, notes, debentures or similar instruments, (C) representing the balance deferred and unpaid of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business), (D) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (E) for the payment of money relating to a Capitalized Lease Obligation, or (F) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (ii) all net obligations of such Person under interest rate swap obligations and foreign currency hedges; (iii) all liabilities of others of the kind described in the preceding clauses (i) or (ii) that such Person has guaranteed or that are otherwise its legal liability; (iv) with respect to such Person, the liquidation preference or any mandatory redemption payment obligations with respect to Disqualified Stock; and (v) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i),
(ii), (iii), (iv), (v).

      "Investment" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions (excluding advances to employees in the ordinary course of business), and (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iv) all other items that would be classified as investments (including, without limitation, purchases of assets outside the ordinary course of business) or advances on a balance sheet of such Person prepared in accordance with GAAP.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "Insolvency or Liquidation Proceeding" means, with respect to any Person,
(i) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization proceeding or other similar case or proceeding, relative to such Person or to its creditors, as such, or its assets, or (ii) any liquidation, dissolution, reorganization proceeding or winding up of such Person (other than any reincorporation of such Person in another jurisdiction), whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Person.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

      "Issue Date" means the date on which the Notes are originally issued under the Indenture.

      "Lien" means, with respect to any Person, any mortgage, pledge, lien, encumbrance, easement, restriction, covenant, right-of-way, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property of such Person, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option, right of first refusal or other similar agreement to sell, in each case securing obligations of such Person, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute or statutes) of any jurisdiction).

      "Maturity" when used with respect to the Notes means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

      "Net Available Proceeds" means, with respect to any Asset Sale of any Person, cash proceeds received (including any cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, and excluding any other consideration until such time as such consideration is converted into cash) therefrom, in each case net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state or local taxes required to be accrued as a liability as a consequence of such Asset Sale, and in each case net of all Indebtedness which was secured by such assets, in accordance with the terms of any Lien upon or with respect to such assets, or which must, by its terms or in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds from such Asset Sale and which is actually so repaid.

      "Notes" means up to $150,000,000 principal amount of Senior Subordinated Notes of the Company under this Indenture, including the Exchange Notes.

      "Offering" means a public offering or private placement of the Notes.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, acceptable to the Trustee.

      "Outstanding" when used with respect to the Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

            (i) Notes theretofore cancelled and delivered to the Trustee or delivered to the Trustee for cancellation;

            (ii) Notes for whose payment in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; and

            (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

      "Permitted Business Investments" means (i) Investments by the Company or any other Wholly Owned Subsidiary in any Person which immediately prior to the making of such Investment is a Wholly-Owned Subsidiary; (ii) Investments in the Company by any Wholly Owned Subsidiary; and (iii) Investments by the Company or any Subsidiary of the Company in a Person, if as a result of such Investment (i) such Person becomes a Wholly Owned Subsidiary of the Company or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Wholly Owned Subsidiary of the Company.

      "Permitted Company Refinancing Indebtedness" means Indebtedness of the Company, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of the Company, provided that (i) if the Indebtedness (including the Notes) being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Notes, then such Indebtedness is pari passu with or subordinated in right of payment to, as the case may be, the Notes, at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and (iii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the remaining Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased; provided, further, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Company Refinancing Indebtedness) is in an aggregate principal amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is not in excess of the aggregate principal amount) then outstanding of the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with GAAP).

      "Permitted Investments" means Permitted Business Investments and Permitted Financial Investments.

      "Permitted Liens" means (i) Liens existing on the Issue Date; (ii) Liens now or hereafter securing Senior Indebtedness; (iii) Liens now or hereafter securing any interest rate hedging obligations (A) that the Company is required to enter into with respect to a Bank Credit Facility or (B) that are entered into for the purpose of managing interest rate risk with respect to Indebtedness of the Company and its Subsidiaries; (iv) Liens securing Indebtedness, the proceeds of which are used to refinance secured Indebtedness of the Company or its Subsidiaries; provided, that such Liens extend to or cover only the property or assets currently securing the Indebtedness being refinanced; (v) Liens for taxes, assessments and governmental charges not yet delinquent or being contested in good faith and for which adequate reserves have been established to the extent required by GAAP, (vi) mechanics', workmen's materialmen's, operator's or similar Liens arising in the ordinary course of business, (vii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations, (viii) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;
(ix) survey exceptions, encumbrances, easements or reservations of, or rights of others for, rights or way, zoning or other restrictions as to the use of real properties, and minor defects in title which, in the case of any of the foregoing, were not incurred or created to secure the payment of borrowed money or the deferred purchase price of property or services, and in the aggregate do not materially adversely affect the value of such properties or materially impair use for the purposes of which such properties are held by the Company or any Subsidiaries, (x) judgment and attachment Liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and for which adequate reserves have been made, (xi) (A) Liens upon any property of any Person existing at the time of acquisition thereof by the Company or a Subsidiary, (B) Liens upon any property of a person existing at the time such Person is merged or consolidated with the Company or any Subsidiary or existing at the time of the sale or transfer of any such property of such Person to the Company or any Subsidiary, or (C) Liens upon any property of a Person existing at the time such Person becomes a Subsidiary; provided, that in each case such Lien has not been created in contemplation of such sale, merger, consolidation, transfer or acquisition, and provided further that in each such case no such Lien shall extend to or cover any property of the Company or any Subsidiary other than the property being acquired and improvements thereon,
(xii) Liens on deposits to secure public or statutory obligations or in lieu or surety or appeal bonds entered into in the ordinary course of business, (xiii) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Subsidiary on deposit with or in possession of such bank, (xiv) purchase money security interests granted in connection with the acquisition of fixed assets in the ordinary course of business and consistent with past practices, provided, that (A) such Liens attach only to the property so acquired with the purchase money indebtedness secured thereby and
(B) such Liens secure only Indebtedness that is not in excess of 100% of the purchase price of such fixed assets, and (xv) Liens or mortgages secured by real property.

      "Permitted Subsidiary Refinancing Indebtedness" means Indebtedness of any Subsidiary, the net proceeds of which are used to renew, extend, refinance, refund or repurchase outstanding Indebtedness of such Subsidiary, provided that
(i) if the Indebtedness (including any guarantee thereof) being renewed, extended, refinanced, refunded or repurchased is pari passu with or subordinated in right of payment to the Guarantees, then such Indebtedness is pari passu with or subordinated in right of payment to, as the case may be, the Guarantees at least to the same extent as the Indebtedness being renewed, extended, refinanced, refunded or repurchased, (ii) such Indebtedness is scheduled to mature no earlier than the Indebtedness being renewed, extended, refinanced, refunded or repurchased, and (iii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the remaining Average Life of the Indebtedness being renewed, extended, refinanced, refunded or repurchased; provided further, that such Indebtedness (to the extent that such Indebtedness constitutes Permitted Subsidiary Refinancing Indebtedness) is in an aggregate principal amount (or, if such Indebtedness is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom is) not in excess of the aggregate principal amount then outstanding under the Indebtedness being renewed, extended, refinanced, refunded or repurchased (or if the Indebtedness being renewed, extended, refinanced, refunded or repurchased was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with GAAP).

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Post-Commencement Interest" means all interest accrued or accruing after the commencement of any Insolvency or Liquidation Proceeding in accordance with and at the contract rate (including, without limitation, any rate applicable upon default) specified in the agreement or instrument creating, evidencing, or governing any Senior Indebtedness, whether or not, pursuant to applicable law or otherwise, the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

      "Principal Business" means the business of safety-related technologies and products, including seating systems and restraint systems for transportation vehicles, civilian and military aircraft components, and services and any activity or business that is a reasonable extension, development or expansion thereof.

      "Qualified Stock" means any Capital Stock that is not Disqualified
Stock.

      "Reference Period" means, with respect to any Person, the four full fiscal quarters ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or the Indenture.

      "Representative" means the indenture trustee or other trustee, agent or representative of holders of any Senior Indebtedness.

      "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of any executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the chief financial officer, treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Senior Indebtedness" means any Indebtedness of the Company (whether outstanding on the date hereof or hereafter incurred), unless such Indebtedness is pari passu with or contractually subordinate or junior in right of payment to the Notes, except Indebtedness to any Affiliate of the Company which shall be junior and subordinate to the Notes, and except Indebtedness evidenced by any series of Notes authorized to be issued hereunder in addition to and on parity with the Exchange Notes.

      "Stated Maturity" when used with respect to any Note or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

      "Subordinated Indebtedness of the Company" means any Indebtedness of the Company (whether outstanding on the date hereof or hereafter incurred) which is contractually subordinate or junior in right of payment to the Notes.

      A "subsidiary" of any Person means (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such person or its subsidiary is entitled to receive more than fifty percent of the assets of such partnership upon its dissolution, or (iii) any other Person (other than a corporation or partnership) in which such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of directors or other governing body of such Person.

      "Subsidiary" means any subsidiary of the Company.

      "Subsidiary Guarantor" means (i) each of the Company's Subsidiaries in existence on the Issue Date, (ii) each of the Subsidiaries that becomes a guarantor of the Notes in compliance with the provisions of Article 12 hereof and (iii) each of the Subsidiaries executing a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this Indenture.

      "Trading Day" means a day on which a quote for the Common Stock is published on the principal exchange or other market mechanism used to report transactions in or prices of the Common Stock.

      "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77a and 77b) as in effect on the date of this Indenture and as thereafter amended from time to time, except as provided in Section 9.5.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

      "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America and payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

      "U.S. Legal Tender" means such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

      "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors or other governing body of such Person.

      "Wholly Owned Subsidiary" means a Subsidiary, all the Capital Stock (other than directors' qualifying shares, if applicable) of which is owned by the Company or another Wholly Owned Subsidiary.

      SECTION 1.2.      COMPLIANCE CERTIFICATE AND OPINIONS.

      (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 1.3.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

      (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 1.4.      ACTS OF HOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) Proof of the fact and date of the execution by any Person of any such instrument or writing shall be sufficient for any purposes of this Indenture if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

      (c) The ownership of Notes shall be proved by the Note Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

      SECTION 1.5.      NOTICES, ETC. TO TRUSTEE AND COMPANY.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

      (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

      (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

      (3) any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to any such Subsidiary Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by any such Subsidiary Guarantor.

      SECTION 1.6.      NOTICES TO HOLDERS; WAIVER.

      Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of such Notes, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice, with a copy thereof to the Trustee. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

      SECTION 1.7.      CONFLICT WITH TRUST INDENTURE ACT.

      If any provision hereof limits, qualifies or conflicts with another provision which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

      SECTION 1.8.      EFFECT OF HEADINGS AND TABLES OF CONTENTS.

      The Articles and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 1.9.      SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      SECTION 1.10.     SEPARABILITY CLAUSE.

      In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 1.11.     BENEFITS OF INDENTURE.

      Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 1.12.     GOVERNING LAW.

      This Indenture shall be construed in accordance with and governed by the laws of the State of Arizona applicable to contracts made and to be performed entirely in that state.


                                    ARTICLE 2

                                    NOTE FORM


      SECTION 2.1.      FORM GENERALLY.

      (a) The Notes, which shall be registered Notes without coupons, and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (including such variations as may be required to reflect the terms of any subseries of Notes) and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their signing of the Notes.

      (b) If listed on a securities exchange, the definitive Notes shall be printed, lithographed, engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Notes, as evidenced by their signing of such Notes.

      SECTION 2.2.      FORM OF FACE OF NOTE.

                                  SIMULA, INC.

                 % SENIOR SUBORDINATED CONVERTIBLE EXCHANGE NOTE

                              DUE_________________

$_______________                                             No. _____________

      SIMULA, INC., a corporation duly organized and existing under the laws of the State of Arizona (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________, or registered assigns, the principal sum of ___________________ DOLLARS on ____________, and to pay interest thereon from the later of the Date of Issue or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, semiannually on______ and______ in each year, commencing______ , at the rate of % per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Exchange Note is registered at the close of business on______ or______ (or if such day is not a Business Day then at the close of business on the Business Day next preceding such day) next preceding such Interest Payment Date. Payments of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose, or in such other office or agency as may be established by the Company pursuant to said Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (subject to collection) by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

      Reference is hereby made to the further provisions of this Exchange Note set forth on the reverse side hereof which further provisions shall for all purposes have the same effect as though fully set forth at this place.

      This Exchange Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereof shall have been manually signed by the Trustee under the Indenture.

      IN WITNESS WHEREOF, SIMULA, INC. has caused this Exchange Note to be signed in its name by the manual or facsimile signature of its President and attested by the manual or facsimile signature of its Secretary.

Dated: _________________________

                                    SIMULA, INC.


                                    By:
                                        ---------------------------------


ATTEST:

---------------------------------
Secretary


      SECTION 2.3.      FORM OF REVERSE OF NOTE.


                                  SIMULA, INC.

                 % SENIOR SUBORDINATED CONVERTIBLE EXCHANGE NOTE

                               DUE_______________

      This Note is one of a duly authorized issue of the Notes of the Company
designated as its        % Senior Subordinated Convertible Exchange Notes due
 (herein called the "Exchange Notes"), limited in aggregate principal amount
to $         issued and to be issued under an Indenture dated as of
 (hereinafter called the "Indenture"), between the Company and Bank One Trust Company, NA, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Exchange Notes, and the terms upon which the Exchange Notes are, and are to be, authenticated and delivered.

      The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Exchange Notes under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Exchange Notes at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Exchange Notes at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Exchange Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Exchange Note shall be conclusive and binding upon such Holder and upon all future Holders of this Exchange Note and of any Exchange Note issued upon the registration or transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Exchange Note.

      No reference herein to the Indenture and no provisions of this Exchange Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium if any) and interest on this Exchange Note at the times, places and rate, and in the coin and currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, this Exchange Note is transferable on the Note Register of the Company, upon surrender of this Exchange Note for registration of transfer at the office or agency of the Company to be maintained for that purpose, or at such other office or agency as may be established by the Company for such purpose pursuant to the Indenture, duly endorsed by, or accompanied by written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Company has appointed the Trustee as the initial Note Registrar and Paying Agent for the Exchange Notes.

      The Exchange Notes and the accrued interest payable thereon are convertible into shares of the Company's Common Stock, par value $.01 per share, at a conversion price of $ per share, subject to adjustment as set forth below. No fractional shares will be issued. In lieu thereof, the Company will pay cash for fractional share amounts equal to the fair market value of the Common Stock as quoted as the closing price on the New York Stock Exchange ("NYSE") on the date of conversion.

      A holder of Exchange Notes may convert his Notes by surrendering to the conversion agent each Note covering Exchange Notes to be converted together with a statement of the name or names in which the shares of Common Stock shall be registered upon issuance (the date of such surrender, the "Conversion Date"). Every such notice of election to convert will constitute a contract between the holder giving such notice and the Company whereby such holder will be deemed to subscribe for the shares of Common Stock he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender the Exchange Notes to be converted and to release the Company from all further obligation thereon and whereby the Company will be deemed to accept the surrender of such Exchange Notes in full payment of the shares of Common Stock so subscribed for and to be issued upon such conversion. As promptly as practicable after the Conversion Date, the Company shall issue and deliver to the converting holder of the Exchange Notes a certificate representing the number of shares of Common Stock into which the Exchange Notes was converted together with interest payments, if any, payable on the Exchange Notes so converted as may be due and made payable to holders of record of Exchange Notes on the record date immediately preceding the Conversion Date. If a holder of Exchange Notes elects to convert only a portion of his Exchange Notes, upon such conversion the Company shall also deliver to the holder of the Exchange Notes a new Exchange Note representing his unconverted Exchange Notes. In lieu of fractional shares of Common Stock, there will be paid to the holder of the Exchange Notes at the time of conversion an amount in cash equal to the same fraction of the current market value of a share of Common Stock of the Company. This current market value will be deemed the closing price of the Common Stock on the NYSE on the last trading day preceding the Conversion Date.

      The Conversion Rate is subject to adjustment upon the occurrence of certain events, including the issuance of shares of Common Stock or other securities of the Company as a dividend or distribution on shares of Common Stock of the Company to the holders of all of its outstanding shares of Common Stock; subdivisions, combinations, or certain reclassifications of shares of Common Stock of the Company; the issuance of shares of Common Stock of the Company or of rights, options, or warrants to subscribe for or purchase shares of Common Stock of the Company at less than the effective Conversion Price of the Exchange Notes; or the distribution to the holders of shares of Common Stock of the Company generally of evidences of indebtedness or assets (excluding cash dividends and distributions made out of current or retained earnings) or rights, options, or warrants to subscribe for securities of the Company other than those mentioned above. No adjustment in the Conversion Rate will be required to be made with respect to the Exchange Notes until cumulative adjustments amount to 1% or more; however, any such adjustment not required to be made will be carried forward and taken into account in any subsequent adjustment. No accrued and unpaid interest payments will be paid upon conversion of the

Exchange Notes unless the conversion occurs after the record date for such payments.

      In the event of any consolidation with or merger of the Company into another corporation, or sale of all or substantially all of the properties and assets of the Company to any other corporation, or in case of any reorganization of the Company, Exchange Notes would thereupon become convertible only into the number of shares of stock or other securities, assets, or cash to which a holder of the number of shares or Common Stock of the Company issuable (at the time of such consolidation, merger, sale, or reorganization) upon conversion of such Exchange Notes would have been entitled upon such consolidation, merger, sale or reorganization.

      If not earlier converted, the Exchange Notes may be redeemed upon at least 30 days' notice, at the Company's option, in whole or in part on a pro rata basis, on and after _________________, 1999, at the following redemption prices (expressed in percentages of the principal amount) if redeemed during the twelve-month period beginning _____________ of the year indicated below, in each case together with accrued interest payable thereon to the redemption date:

                        Year              Redemption Price
                        ----              ----------------
                        1999
                        2000
                        2001
                        2002
                        2003

      However, on or after _______________, 1999 and prior to _________________,
2000, the Exchange Notes will not be redeemable unless the last reported sale price of the Company's Common Stock as quoted on the NYSE has equaled or exceeded $ ___________ for 20 trading days within a period of 30 consecutive trading days.

      Upon a Change of Control (as defined in Section 10.14 of the Indenture), the Company will be required to offer to purchase all of the Exchange Notes at ____% of the principal amount thereof, plus accrued interest, if any, to the date of purchase. In addition, in the event that the Company sells assets, under certain circumstances, as described in Section 10.9 of the Indenture, the Company will be required to make an offer to purchase a certain principal amount of the Exchange Notes, on a pro rata basis of all Exchange Notes tendered, at 100% of the principal amount thereof, plus accrued interest, if any, to the date of purchase.

      If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all or a portion of the Exchange Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default on the Exchange Notes shall occur, a default rate of interest in the amount of 15% per annum shall accrue on the indebtedness evidenced by the Exchange Notes from such date for such period of time until the default is cured.

      The Exchange Notes are issuable only in registered form, without coupons, in denominations of $25 and any integral multiple thereof, as provided in the Indenture and subject to certain limitations therein set forth. Exchange Notes are exchangeable for a like aggregate principal amount of Exchange Notes of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Exchange Note is registered as the owner hereof for all purposes, whether or not this Exchange Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.


                                 ASSIGNMENT FORM


To assign this Exchange Note fill in the form below:

I or we assign and transfer this Exchange Note to:

--------------------------------------------------------------------------------
         (Insert assignee's social security or tax identification no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint                                      as agent to
                       -------------------------------------
transfer this Exchange Note on the books of the Company. The agent may substitute another to act for him.

Date:                             Your Signature:
     -------------------------                   ----------------------------
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Note)

Signature Guarantee:
                    ----------------------------------------------------------

                  FORM OF OPTION OF HOLDER TO ELECT PURCHASE

      If you want to elect to have this Exchange Note purchased by the Company pursuant to Section 10.9 or Section 10.14 of the Indenture, check the appropriate box:

            Section 10.9 [ ]              Section 10.14 [ ]

      If you want to have only part of this Exchange Note purchased by the Company pursuant to Section 10.9 or Section 10.14 of the Indenture, state the amount (in integral multiples of $25):

$
 --------------------------

Date:                             Your Signature:
     ----------------------                       -----------------------------
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Note)

Signature Guarantee:
                    -----------------------------------------------------------

      SECTION 2.4.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

      This is one of the Exchange Notes referred to in the within mentioned Indenture.

                                    BANK ONE TRUST COMPANY, NA, as Trustee


                                    By:
                                        ---------------------------------------
                                          AUTHORIZED SIGNATURE



                                    ARTICLE 3

                                    THE NOTES


      SECTION 3.1.      TITLE AND TERMS.

      (a) The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $150,000,000, except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 3.4, 3.5, 3.6 and 9.6. The Company may issue subseries of the Notes, which will be on substantially similar terms except with regard to maturity, interest rate, and interest payment date. Any such subseries will be issued pursuant to a supplemental indenture requiring only the consent of the Trustee, so long as the aggregate principal amount does not exceed $150,000,000. The Exchange Notes issued hereunder shall consist of $_______ of ______% Senior Subordinated Convertible Exchange Notes due__________ (Series ). Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Notes up to a maximum aggregate principal amount of $___________ may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company order, without any further action by the Company. The Notes issued hereunder will rank pari passu with any Notes under this Indenture issued by the Company in the future up to $________ additional principal amount.

      (b) The Exchange Notes shall be known and designated as the "______% Senior Subordinated Convertible Exchange Notes due __________(Series )" of the Company. Their Stated Maturity shall be ______________ and they shall bear interest at the rate of __% per annum from their Date of Issue or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semiannually on _____________ and ___________________, commencing ______________ until the principal thereof is paid or duly provided for. The Exchange Notes are subject to tender for purchase as provided in Sections 10.9 and 10.14 hereof. The Holder of any Exchange Note at the close of business on any record date (as hereinafter defined) with respect to any Interest Payment Date shall be entitled to receive the interest payable thereon on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange thereof subsequent to such record date and prior to such Interest Payment Date, in which case such defaulted interest shall be paid to the Person in whose name such Note is registered (a) on the date of payment of such defaulted interest or (b) at the election of the Company, on a special record date, which shall be not less than five Business Days preceding the date of payment of such defaulted interest, established for such purpose by notice given by or on behalf of the Company to the Holders not less than ten Business Days preceding the date so established. The term "record date" as used herein with respect to any Interest Payment Date (other than any date on which defaulted interest is paid) shall mean the _____________ or ____________ (or if that day is not a Business Day, the next preceding Business

Day) next preceding such Interest Payment Date.

      (c) The Exchange Notes and the accrued interest payable thereon are convertible into shares of the Company's Common Stock, par value $.01 per share, at a conversion price of $__________ per share, subject to adjustment as set forth below. No fractional shares will be issued. In lieu thereof, the Company will pay cash for fractional share amounts equal to the fair market value of the Common Stock as quoted as the closing price on the New York Stock Exchange ("NYSE") on the date of conversion.

      A holder of Exchange Notes may convert his Notes by surrendering to the conversion agent each Note covering Exchange Notes to be converted together with a statement of the name or names in which the shares of Common Stock shall be registered upon issuance (the date of such surrender, the "Conversion Date"). Every such notice of election to convert will constitute a contract between the holder giving such notice and the Company whereby such holder will be deemed to subscribe for the shares of Common Stock he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender the Exchange Notes to be converted and to release the Company from all further obligation thereon and whereby the Company will be deemed to accept the surrender of such Exchange Notes in full payment of the shares of Common Stock so subscribed for and to be issued upon such conversion. As promptly as practicable after the Conversion Date, the Company shall issue and deliver to the converting holder of the Exchange Notes a certificate representing the number of shares of Common Stock into which the Exchange Notes was converted together with interest payments, if any, payable on the Exchange Notes so converted as may be due and made payable to holders of record of Exchange Notes on the record date immediately preceding the Conversion Date. If a holder of Exchange Notes elects to convert only a portion of his Exchange Notes, upon such conversion the Company shall also deliver to the holder of the Exchange Notes a new Exchange Note representing his unconverted Exchange Notes. In lieu of fractional shares of Common Stock, there will be paid to the holder of the Exchange Notes at the time of conversion an amount in cash equal to the same fraction of the current market value of a share of Common Stock of the Company. This current market value will be deemed the closing price of the Common Stock on the NYSE on the last trading day preceding the Conversion Date.

      The Conversion Rate is subject to adjustment upon the occurrence of certain events, including the issuance of shares of Common Stock or other securities of the Company as a dividend or distribution on shares of Common Stock of the Company to the holders of all of its outstanding shares of Common Stock; subdivisions, combinations, or certain reclassifications of shares of Common Stock of the Company; the issuance of shares of Common Stock of the Company or of rights, options, or warrants to subscribe for or purchase shares of Common Stock of the Company at less than the effective Conversion Price of the Exchange Notes; or the distribution to the holders of shares of Common Stock of the Company generally of evidences of indebtedness or assets (excluding cash dividends and distributions made out of current or retained earnings) or rights, options, or warrants to subscribe for securities of the Company other than those mentioned above. No adjustment in the Conversion Rate will be required to be made with respect to the Exchange Notes until cumulative adjustments amount to 1% or more; however, any such adjustment not required to be made will be carried forward and taken into account in any subsequent adjustment. No accrued and unpaid interest payments will be paid upon conversion of the Exchange Notes unless the conversion occurs after the record date for such payments.

      In the event of any consolidation with or merger of the Company into another corporation, or sale of all or substantially all of the properties and assets of the Company to any other corporation, or in case of any reorganization of the Company, Exchange Notes would thereupon become convertible only into the number of shares of stock or other securities, assets, or cash to which a holder of the number of shares or Common Stock of the Company issuable (at the time of such consolidation, merger, sale, or reorganization) upon conversion of such Exchange Notes would have been entitled upon such consolidation, merger, sale or reorganization.

      (d) If not earlier converted, the Exchange Notes may be redeemed upon at least 30 days' notice, at the Company's option, in whole or in part on a pro rata basis, on and after ________________, 1999, at the following redemption prices (expressed in percentages of the principal amount) if redeemed during the twelve-month period beginning _________________________ of the year indicated below, in each case together with accrued interest payable thereon to the redemption date:

                        Year              Redemption Price
                        ----              ----------------
                        1999
                        2000
                        2001
                        2002
                        2003

      However, on or after ______________, 1999 and prior to ____________________ , 2000, the Exchange Notes will not be redeemable unless the last reported sale price of the Company's Common Stock as quoted on the NYSE has equaled or exceeded $_______________ 20 trading days within a period of 30 consecutive trading days.

      (e) The principal (and premium, if any) of and interest on the Notes shall be payable at the office or agency of the Company; provided, however, that interest may be payable at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register.

      (f) The Notes shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article 11.

      SECTION 3.2.      DENOMINATIONS.

      The Notes may be issued in denominations of $25 and any integral multiple thereof.

      SECTION 3.3.      EXECUTION, AUTHENTICATION AND DELIVERY.

      (a) The Notes shall be executed on behalf of the Company by its President or one if its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The President of each Subsidiary Guarantor shall sign the Guarantee of such Subsidiary Guarantor on behalf of such Subsidiary Guarantor. The signature of any of these officers on the Notes may be manual or facsimile.

      (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or a Subsidiary Guarantor, as the case may be, shall bind the Company and such Subsidiary Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

      (d)   Each Note shall be dated the date of its authentication.

      (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      SECTION 3.4.      TEMPORARY NOTES.

      (a) Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their signing of such Notes.

      (b) If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

      SECTION 3.5.      TRANSFER AND EXCHANGE.

      (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of and registration of transfers of Notes as herein provided. The Trustee is hereby appointed the Note Registrar and Paying Agent for the purpose of registering Notes and transfers of Notes as herein provided.

      (b) Upon surrender for registration of transfer of any Note at the office or agency of the Company, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more of new Notes of a like aggregate principal amount, all as requested by the transferor.

      (c) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency, and upon payment, if the Company shall so require, of the charges hereinafter provided. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

      (d) All Notes surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee and thereafter disposed of as directed by a Company Order.

      (e) All Notes issued in exchange for or upon transfer of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered for such exchange or transfer.

      (f) Every Note presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      (g) The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to Holders.

      SECTION 3.6.      MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

      (a) A mutilated Note may be surrendered and thereupon the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there be delivered to the Company and to the
Trustee:

            (i) evidence to their satisfaction of the destruction, loss or theft of any Note, and

            (ii) such security or indemnity as may be required by them to save each of them harmless,

then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      (b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

      (c) Upon the issuance of any new Note under this Section , the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      (d) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      SECTION 3.7.      PERSONS DEEMED OWNERS.

      The Company, the Trustee and any agent of the Company may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and interest on such Note and for all other purposes whatsoever whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company shall be affected by notice to the contrary.

      SECTION 3.8.      CANCELLATION.

      All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section , except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order.

      SECTION 3.9.      AUTHENTICATION AND DELIVERY OF EXCHANGE NOTES.

      Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, the EXCHANGE Notes may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

      SECTION 3.10.     PAYING AGENT TO HOLD MONEY IN TRUST.

      The Company shall require each Paying Agent other than the Trustee to hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal of, premium, if any, or interest on the Notes (whether such money shall have been paid to it by the Company or any Subsidiary Guarantor), and to notify the Trustee of any Default by the Company or any Subsidiary Guarantor in making any such payment. While any such Default continues, the Trustee may require the Paying Agent to pay all money held by it to the Trustee. Except as provided in the immediately preceding sentence, the Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon such payment over to the Trustee and accounting for any funds disbursed, such Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold as separate trust funds for the benefit of the Holders all money held by it as Paying Agent.


                                    ARTICLE 4

                             DISCHARGE OF INDENTURE


      SECTION 4.1.      TERMINATION OF COMPANY'S OBLIGATIONS.

      (a) This Indenture shall cease to be of further effect (subject to Section 4.5) when all outstanding Notes theretofore authenticated and issued hereunder have been delivered (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 3.6) to the Trustee for cancellation and the Company or the Subsidiary Guarantors have paid all sums payable hereunder and under the Notes.

      (b) In addition to the provisions of Section 4.1(a), at the Company's option, either (i) the Company shall be deemed to have been discharged from its obligations with respect to the Notes and the provisions of this Indenture (subject to Section 4.5) on the 31st day after the applicable conditions set forth below have been satisfied or (ii) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 8.1, 10.2, 10.3 and 10.7 through 10.14 with respect to the Notes at any time after the applicable conditions set forth below have been satisfied:

            (1) the Company or any Subsidiary Guarantor shall have deposited or caused to be deposited irrevocably with the Trustee in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders (i) U.S. Legal Tender or (ii) U.S. Government Obligations, which through the payment of interest and principal in respect thereof in accordance with their terms will provide (without any reinvestment of such interest or principal), not later than one day before the due date of any payment, U.S. Legal Tender or (iii) a combination of (i) and (ii), in an amount sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at or prior to the time of such deposit, to pay and discharge each installment of principal of, premium, if any, and interest on the outstanding Notes on the dates such installments are due;

            (2) the Company shall have delivered to the Trustee an Officers' Certificate certifying as to whether the Notes are then listed on a national securities exchange;

            (3) if the Notes are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Company's exercise of its option under this Section would not cause the Notes to be delisted;

            (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit which is not cured by such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or a Subsidiary Guarantor or any Subsidiary is a party or by which any of them is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit;

            (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised, and, in the case of the Notes being discharged, accompanied by a ruling to that effect received from or published by the Internal Revenue Service (it being understood that (A) such Opinion of Counsel shall also state that such ruling is consistent with the conclusions reached in such Opinion of Counsel and (B) the Trustee shall be under no obligation to investigate the basis of correctness of such ruling);

            (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section will not result in any of the Company, the Trustee or the trust created by the Company's deposit of funds hereunder becoming or being deemed to be an "investment company" under the Investment Company Act of 1940, as amended;

            (7) the Company or any Subsidiary Guarantor shall have paid or duly provided for payment of all amounts then due to the Trustee pursuant to
      Section 6.6; and

            (8) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Section relating to the satisfaction and discharge of this Indenture have been complied with.

      SECTION 4.2.      APPLICATION OF TRUST MONEY.

      The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 4.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with the provisions of the Notes and this Indenture to the payment of principal of, premium, if any, and interest on the Notes as and when due.

      SECTION 4.3.      REPAYMENT TO COMPANY.

      The Trustee and the Paying Agent shall promptly pay to the Company, upon the written request of the Company, accompanied by a certificate of independent accountants, acceptable to the Trustee, indicating the amount of the excess, any money or securities held by them at any time in excess of amounts required to pay principal of or interest on the Notes and to pay the expenses of the Trustee as set forth in Section 6.6. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the payment was due on the Notes; provided, however, that the Trustee or Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of Phoenix or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing any unclaimed balance of such money then remaining will be paid to the Company. After repayment to the Company, any Holder entitled to such money shall thereafter, as an unsecured general creditor, look (unless an applicable abandoned property law designates another Person) only to the Company for payment, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

      SECTION 4.4.      REINSTATEMENT.

      If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 4.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 4.1; provided, however, that if the Company or any Subsidiary Guarantor has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company or such Subsidiary Guarantor shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

      SECTION 4.5.      SURVIVAL OF CERTAIN OBLIGATIONS.

      Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in Section 4.1(a) and (b), the respective obligations of the Company, the Subsidiary Guarantors and the Trustee under Sections 4.2, 4.3, 4.4, 6.6, 10.1 and 10.4 shall survive until the Notes are no longer outstanding, and thereafter the obligations of the Company and the Trustee under Sections 4.2, 4.3, 4.4 and 6.6 shall survive. Nothing contained in this Article shall abrogate any of the obligations or duties of the Trustee under this Indenture.

                                    ARTICLE 5

                                    REMEDIES


      SECTION 5.1.      EVENTS OF DEFAULT.

      An "Event of Default" occurs upon:

      (1) default by the Company or any Subsidiary Guarantor in the payment of principal of, or premium, if any, on the Notes when due and payable at Maturity, or upon repurchase pursuant to Section 10.9 or 10.14 (whether or not such payment shall be prohibited by the provisions of Articles 11 or 13);

      (2) default by the Company or any Subsidiary Guarantor in the payment of any installment of interest on the Notes when due and payable and continuance of such default for 30 days (whether or not such payment shall be prohibited by the provisions of Articles 11 or 13);

      (3) default on any other Indebtedness of the Company or any Subsidiary Guarantor if such default results in the acceleration of the maturity of any such Indebtedness having a principal amount of $10,000,000 or more individually or, taken together with the principal amount of any other such Indebtedness in default or the maturity of which has been so accelerated, in the aggregate;

      (4) default in the performance, or breach, of any other covenant or agreement of the Company or any Subsidiary Guarantor in this Indenture, the Notes or the Guarantees and failure to remedy such default within a period of 60 days after written notice thereof from the Trustee or Holders of 25% in principal amount of the then outstanding Notes;

      (5) the entry by a court of one or more judgments or orders against the Company or any

Subsidiary Guarantor in an aggregate amount in excess of $10,000,000 (net of applicable insurance coverage by a third party insurer which is acknowledged in writing by such insurer) that has not been vacated, discharged, satisfied or stayed pending appeal within 60 days from the entry thereof;

      (6) a Guarantee of a Subsidiary Guarantor shall cease to be in full force or effect (other than a release of a Guarantee in accordance with Section 12.4) or any Subsidiary Guarantor shall deny or disaffirm its obligation with respect thereto;

      (7) the Company or any Subsidiary Guarantor pursuant to or within the meaning of any bankruptcy law:

            (A)   commences a voluntary case or proceeding,

            (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

            (C) consents to the appointment of a custodian of it or for all or substantially all of its property,

            (D) makes a general assignment for the benefit of its creditors, or

            (E) admits in writing that it generally is unable to pay its debts as the same become due; or

      (8) a court of competent jurisdiction enters an order or decree under any bankruptcy law that:

            (A) is for relief (with respect to the petition commencing such case) against the Company or any Subsidiary Guarantor in an involuntary case or proceeding,

            (B) appoints a custodian of the Company or any Subsidiary Guarantor for all or substantially all of its respective property, or

            (C)   orders the liquidation of the Company or any Subsidiary
Guarantor,

and the order or decree remains unstayed and in effect for 90 days.

      The term "bankruptcy law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "custodian" means any receiver, trustee, assignee, liquidator or similar official under any bankruptcy law.

      SECTION 5.2. INTEREST RATE UPON DEFAULT. If an Event of Default on the Notes shall occur, a default rate of interest in the amount of 15% per annum shall accrue on the indebtedness evidenced by the Notes from such date for such period of time until the default is cured.

      SECTION 5.3.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

      (a) If an Event of Default occurs and is continuing, subject to applicable cure periods, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Notes Outstanding may declare the unpaid principal, premium, if any, and accrued and unpaid interest of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal, premium, if any, and accrued and unpaid interest shall become immediately due and payable, notwithstanding anything contained in this Indenture or the Notes or Guarantees to the contrary. If an Event of Default specified in Section 5.1(7) or 5.1(8) above occurs, all unpaid principal of, and accrued interest on, the Notes then outstanding will become due and payable, without any declaration or other act on the part of the Trustee or any Holder.

      (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Notes Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

            (A)   all overdue installments of interest on all Notes,

            (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

            (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

            (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

      (2) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 5.14.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

      SECTION 5.4. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

      (a)   The Company covenants that if

      (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

      (2) default is made on the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof, or upon repurchase pursuant to
Section 10.9 or 10.14 (whether or not such payment shall be prohibited by the provisions of Articles 11 or 13),

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Subsidiary Guarantors, or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Subsidiary Guarantors, or any other obligor upon the Notes, wherever situated.

      (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 5.5.      TRUSTEE MAY FILE PROOFS OF CLAIM.

      (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Subsidiary Guarantors, or any other obligor upon the Notes or the property of the Company, the Subsidiary Guarantors, or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

      (b) The Trustee shall not be required to join the Holders as necessary parties to any such judicial proceeding, provided, however, that nothing herein contained shall be deemed to authorize the Trustee to authorize and consent to or accept, or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 5.6.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                        NOTES.

      All rights of action and claims under this Indenture, the Notes or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the Guarantees or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

      SECTION 5.7.      APPLICATION OF MONEY COLLECTED.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

      FIRST:  To the payment of all amounts due the Trustee under Section 6.6;

      SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes, for principal (and premium, if any) and interest; and

      THIRD:  To the Company.

      SECTION 5.8.      LIMITATION ON SUITS.

      Except as provided in Section 5.9, no Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default; and

      (2) the Holders of not less than 25% of the principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder; and

      (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; and

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

      SECTION 5.9. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

      Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and interest on such Note on the Stated Maturity expressed in such Note and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      SECTION 5.10.     RESTORATION OF RIGHTS AND REMEDIES.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 5.11.     RIGHTS AND REMEDIES CUMULATIVE.

      No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.12.     DELAY OR OMISSION NOT WAIVER.

      No delay or omission of the Trustee or of any Holder to exercise any right or remedy occurring upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to Holders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Holders, as the case may be.

      SECTION 5.13.     CONTROL BY HOLDERS.

      The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      SECTION 5.14.     WAIVER OF PAST DEFAULTS.

      The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

      (1) in the payment of the principal of (or premium, if any) or interest on any Note, or

      (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 5.15.     UNDERTAKING FOR COSTS.

      All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee or any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Note on or after the Stated Maturity expressed in such Note, or any suit by a Holder pursuant to Section 5.9 or any suit by Holders of more than 10% in principal amount of the then Outstanding Notes.

      SECTION 5.16.     WAIVER OF STAY OR EXTENSION LAWS.

      The Company and the Subsidiary Guarantors each covenant (to the extent that it or they may lawfully do so) that it or they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Subsidiary Guarantors each (to the extent that it or they may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and covenants that it or they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE 6

                                   THE TRUSTEE


      SECTION 6.1.      DUTIES OF TRUSTEE.

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such rights and powers vested in it by this Indenture and use the same degree of care and skill in such exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b)   Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth (or incorporated by reference) in this Indenture and no others.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph (c) does not limit the effect of paragraph (b) of this Section.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13, and the Trustee shall be entitled from time to time to request such a direction.

      (d) Every provision of this Indenture that in any way relates to the Trustee is subject to this Section.

      (e) The Trustee shall be under no obligation and may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      SECTION 6.2.      RIGHTS OF TRUSTEE.

      Subject to Section 6.1:

      (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it determines to be necessary, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, to the extent reasonably required by such inquiry or investigation.

      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion if the certificate or opinion conforms to the requirements of this Indenture.

      (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (d) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

      (e) The Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Trustee obtains written notice of such Event of Default.

      (f) The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Subsidiary Guarantors, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, the Guarantees or the Notes. The Trustee shall not be accountable for the use or application by the Company of any of the Notes or the proceeds thereof.

      SECTION 6.3.      INDIVIDUAL RIGHTS OF TRUSTEE.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or the Subsidiary Guarantors with the same rights it would have if it were not Trustee. Any Note Registrar or Paying Agent may do the same with like rights. However, the Trustee must comply with Section 6.9 and 6.10.

      SECTION 6.4.      TRUSTEE'S DISCLAIMER.

      The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement in the Notes other than its certificate of authentication.

      SECTION 6.5.      NOTICE OF DEFAULTS.

      If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder pursuant to Section 1.6 a notice of the Default within 90 days after it occurs. Except in the case of a Default in any payment on any Note, the Trustee may withhold the notice if and so long as the board of directors, executive committee or a trust committee of its directors and/or officers in good faith determines that withholding the notice is in the interests of Holders.

      SECTION 6.6.      COMPENSATION AND INDEMNITY.

      (a) The Company and the Subsidiary Guarantors jointly and severally agree to pay the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Subsidiary Guarantors jointly and severally agree to reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred by it. Such expenses may include the reasonable compensation and expenses of the Trustee's agents and counsel.

      (b) The Trustee shall not be under any obligation to institute any suit, or take any remedial action under this Indenture, or to enter any appearance or in any way defend any suit in which it may be a defendant, or to take any steps in the execution of the trusts created hereby or thereby or in the enforcement of any rights and powers under this Indenture, unless it shall be indemnified to its satisfaction against any and all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provisions of this Indenture, including compensation for services, costs, expenses, outlays, counsel fees and other disbursements, and against all liability not due to its negligence or willful misconduct. The Company and the Subsidiary Guarantors jointly and severally agree to indemnify the Trustee against any loss or liability incurred by it in connection with the acceptance and administration of the trust and its duties hereunder as Trustee, Note Registrar and/or Paying Agent, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company and the Subsidiary Guarantors of any claim for which it may seek indemnity; however, unless the position of the Company is prejudiced by such failure, the failure of the Trustee to promptly notify the Company shall not limit its right to indemnification. The Company shall defend each such claim and the Trustee shall cooperate in the defense. The Trustee may retain separate counsel and the Company shall reimburse the Trustee for the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

      (c) Neither the Company nor the Subsidiary Guarantors shall be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or willful misconduct.

      (d) To secure the payment obligations of the Company and the Subsidiary Guarantors in this Section , the Trustee shall have a claim prior to that of the Holders of the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal of and interest on particular Notes.

      (e) When the Trustee incurs expenses or renders services after the occurrence of any Event of

Default specified in Sections 5.1(7) or (8), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

      SECTION 6.7.      REPLACEMENT OF TRUSTEE.

      (a) The Trustee may resign by so notifying the Company and the Subsidiary Guarantors. The Holders of a majority in principal amount of the Notes may remove the Trustee by so notifying the Trustee, in writing. The Company may remove the Trustee if:

            (1)   the Trustee fails to comply with Section 6.9;

            (2)   the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4) the Trustee becomes incapable of acting as Trustee hereunder.

      (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      (c) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Subsidiary Guarantors. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.6, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

      (d) If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of majority in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (e) If the Trustee fails to comply with Section 6.9, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA Section 310(a)(1), (2) and (5) and the requirements of Section 6.9 hereof.

      SECTION 6.8.      SUCCESSOR TRUSTEE BY MERGER, ETC.

      If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided such corporation or association shall be otherwise eligible and qualified under this Article.

      SECTION 6.9.      ELIGIBILITY; DISQUALIFICATION.

      This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall also comply with TIA Section 310(b).

      SECTION 6.10.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

      The Trustee shall comply with TIA Section 311(a), excluding any creDitor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                    ARTICLE 7

                        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


      SECTION 7.1.      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                        HOLDERS.

      The Company will furnish or cause to be furnished to the Trustee semi-annually, not less than 45 days nor more than 60 days after each Interest Payment Date, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the name and addresses of the Holders, obtained since the date of which the next previous list, if any, was furnished; provided, however, that no such list need be furnished so long as the Trustee is the Note Registrar. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date.

      SECTION 7.2.      PRESERVATION OF INFORMATION:  COMMUNICATIONS TO
                        HOLDERS

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders (A) contained in the most recent list furnished to it as provided in Section 7.1, and (B) received by it in the capacity of Paying Agent or Note Registrar (if so acting) hereunder. The Trustee may (i) destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent or Note Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date of the Notes, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, and (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Note Registrar (if so acting) hereunder upon the receipt of a new list so delivered.

      (b) If five or more Holders owning in the aggregate $1,000,000 or more in principal amount of Notes (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

            (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      (c) If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relived of any obligation or duty to such applicants respecting their application.

      (d) Each and every Holder of the Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Note Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b).

      SECTION 7.3.      REPORTS BY TRUSTEE.

      Within 60 days after each _____________, beginning with ________, the Trustee shall mail to each Holder a brief report dated as of such_________________ that complies with TIA Section 313(a), but only if such report is required in any year under TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b), Section 313(c) and Section 313(d). A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall notify the Trustee in writing if the Notes become listed on any national securities exchange or of any delisting thereof.

      SECTION 7.4.      REPORTS BY COMPANY.

      The Company will

      (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (herein the "Exchange Act"); or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a National Securities Exchange as may be prescribed from time to time in such rules and regulations;

      (2) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

      (3) transmit to the Holders, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 7.3(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                    ARTICLE 8

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER


      SECTION 8.1.      COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

      The Company shall not consolidate with or merge into any other corporation or convey or transfer or lease its properties and assets substantially as an entirety to any Person, unless:

      (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the properties or assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

      (2) immediately before and after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and such supplemental indenture is binding and enforceable against the surviving or transferee entity and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 8.2.      SUCCESSOR CORPORATION SUBSTITUTED.

      Upon any consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or into which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and thereafter (except in the case of a lease) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture and the Notes.


                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES


      SECTION 9.1.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Trustee, and the Subsidiary Guarantors, any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes contained; or

      (2) to add to the covenants of the Company, for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

      (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Holders; or

      (4) to add to the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Notes, as herein set forth, additional conditions, limitations, and restrictions thereafter to be observed; or

      (5) to reflect the addition or release of any Subsidiary Guarantor, as provided for by this Indenture; or

      (6) to modify, eliminate, or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the TIA, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act or any corresponding provision in any similar federal statute hereafter enacted.

      SECTION 9.2.      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

      With the consent of Holders of not less than a majority in principal amount of the Outstanding Notes by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Trustee and the Subsidiary Guarantors may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby;

      (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;

      (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental Indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder or their consequences) provided for in this Indenture;

      (3) modify any of the provisions of this Section or Section 5.14 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby;

      (4) subordinate the Indebtedness evidenced by the Notes or any Indebtedness of the Company other than Senior Indebtedness, as provided in
Article 11; or

      (5) reduce the redemption price, including premium, if any, payable upon the repurchase of any Note pursuant to Section 10.9 or 10.14 or change the time at which any Note may or shall be repurchased thereunder.

      SECTION 9.3.      EXECUTION OF SUPPLEMENTAL INDENTURES.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 9.4.      EFFECT OF SUPPLEMENTAL INDENTURES.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith as of the date of modification by the Company and the Holders, if applicable, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 9.5.      CONFORMITY WITH TRUST INDENTURE ACT.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect.

      SECTION 9.6.      REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

      Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.


                                   ARTICLE 10

                                    COVENANTS


      SECTION 10.1.     PAYMENT OF NOTES.

      (a) The Company shall pay the principal of, premium, if any, and interest on, the Notes on the dates and in the manner provided in the Notes and this Indenture. Principal, premium and interest shall be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium and interest then due.

      (b) The Company shall pay interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue principal, and premium, if any, at the rate borne by the Notes to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any bankruptcy law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

      SECTION 10.2.     COMMISSION REPORTS.

      (a) The Company shall file with the Trustee within 15 days after it files the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of any such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such
Section 13 or 15(d), the Company shall file with the Trustee within 15 days after it would have been required to file the same with the Commission, financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company had been subject to the requirements of such Section 13 or 15(d). The Company and each Subsidiary Guarantor shall also comply with the provisions of TIA Section 314(a).

      (b) If the Company is required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause any annual report furnished to its stockholders generally and any quarterly or other financial reports furnished by it to its stockholders generally to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Notes maintained by the Note Registrar at the address set forth herein. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements referred to in Section 10.3(b), including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be so mailed to the Holders at their addresses set forth herein within 90 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the Company's first three fiscal quarters.

      (c) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Company or the Trustee may be required to deliver to Holders under this Section.

      SECTION 10.3.     COMPLIANCE CERTIFICATES.

      (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and the Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that, to the best of such Officer's knowledge, the Company and each Subsidiary Guarantor has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of such Officer's knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest, if any, on the Notes are prohibited or, if such event has occurred, a description of the event and what action the Company and each Subsidiary Guarantor are taking or propose to take with respect thereto. Such Officers' Certificate shall comply with TIA Section 314(a)(4).

      (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 10.2 shall be accompanied by a written statement of the Company's independent public accountants (which shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Articles 8 or 10 of this Indenture (to the extent such provisions relate to accounting matters) or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

      (c) The Company and the Subsidiary Guarantors will, so long as any of the Notes are outstanding, deliver to the Trustee forthwith upon any Officer becoming aware of any Default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officer's Certificate specifying such Default or Event of Default and what action the Company or any Subsidiary Guarantor proposes to take with respect thereto.

      SECTION 10.4.     MAINTENANCE OF OFFICE OR AGENCY.

      (a) The Company will maintain an office or agency where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any required office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

      (b) The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      SECTION 10.5.     CORPORATE EXISTENCE.

      The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Subsidiary and all rights (charter and statutory) and franchises of the Company and the Subsidiaries; provided, that the Company shall not be required to preserve the corporate existence of any Subsidiary which is not a Subsidiary Guarantor, or any such right or franchise, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

      SECTION 10.6.     WAIVER OF STAY, EXTENSION OR USURY LAWS.

      The Company and each Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law, which would prohibit or forgive the Company or any Subsidiary Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Subsidiary Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      SECTION 10.7.     PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

      SECTION 10.8.     MAINTENANCE OF PROPERTIES AND INSURANCE; LINE OF
                        BUSINESS.

      (a) The Company shall cause all properties used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any such property, or disposing of it, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

      (b) The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the

United States or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable good faith opinion of the Company, for corporations similarly situated in the industry.

      (c) For as long as any Notes are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, engage in any business or activity other than the Principal Business.

      SECTION 10.9.     LIMITATION ON SALE OF ASSETS.

      (a) The Company will not, and will not permit any Subsidiary to, make any Asset Sales which, in the aggregate, have a fair market value of $10,000,000 or more in any 12-month period unless:

            (i) the Company (or its Subsidiaries, as the case may be) receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as determined in good faith by the Company's Board of Directors and evidenced by a resolution of such Board in the case of any Asset Sales or series of related Asset Sales having a fair market value of $20,000,000 or more);

            (ii) not less than 10% of the proceeds received by the Company (or its Subsidiaries, as the case may be) from such Asset Sale consists of (A) cash, (B) cash equivalents, (C) publicly traded stock of a Person primarily engaged in the Principal Business or (D) any combination of the foregoing; and

            (iii) the Net Available Proceeds received by the Company (or its Subsidiaries, as the case may be) from such Asset Sale are applied in accordance with paragraph (c) or (d) hereof.

      (b) Notwithstanding the foregoing, the Company and its Subsidiaries may dispose of property and assets of the Company or its Subsidiaries in exchange for capital property and capital assets (i) which are directly related to the Principal Business; (ii) which are of the same type of property or assets, or which have the same function, as the properties or assets being disposed of; and
(iii) which have an aggregate fair market value equal to or greater than the aggregate fair market value of the property and assets being disposed of, provided, however, that (A) in no event may the Company and its Subsidiaries, in any 12-month period, dispose of property or assets pursuant to this paragraph having an aggregate fair market value of $100,000,000 or more and (B) with respect to any property or assets being disposed of having a fair market value of $10,000,000 or more, the Board of Directors of the Company shall have determined in good faith and evidenced a resolution of such Board, that the aggregate fair market value of the property and assets being received by the Company and its Subsidiaries is equal to or greater than the aggregate fair market value of the property and assets being disposed of.

      (c) The Company shall, within 270 days following the receipt of Net Available Proceeds from any Asset Sale, apply such Net Available Proceeds to:
(i) the repayment of Indebtedness of the Company under the Bank Credit Facility or other Senior Indebtedness of the Company, or Senior Indebtedness of any Subsidiary Guarantor, provided that any such repayment shall result in a permanent reduction in the principal amount of such Senior Indebtedness in an amount equal to the principal amount so repaid; or (ii) make an investment in capital assets used in the Principal Business.

      (d) If, upon completion of the 270-day period, any portion of the Net Available Proceeds of any Asset Sale shall not have been applied by the Company as described in clauses 10.9(b)(i) or (ii) and such remaining Net Available Proceeds, together with any remaining net cash proceeds from any prior Asset Sale (such aggregate constituting "Excess Proceeds"), exceeds $100,000,000, then the Company will be obligated to make an offer (the "Net Proceeds Offer") to purchase Notes having an aggregate principal amount equal to the Excess Proceeds (such purchase to be made pro rata or by lot if the amount available for such repurchase is less than the principal amount of the Notes tendered in such Net Proceeds Offer) at a purchase price of 100% of the principal amount thereof plus accrued interest, if any, to the date of repurchase (the "Net Proceeds Payment Date"). Upon the completion of Net Proceeds Offer, the amount of Excess Proceeds will be reset to zero.

      (e) Notice of a Net Proceeds Offer to purchase the Notes will be made on behalf of the Company not less than 25 Business Days nor more than 60 Business Days before the Net Proceeds Payment Date. Notes tendered to the Company pursuant to a Net Proceeds Offer will cease to accrue interest after the Net Proceeds Payment Date. For purposes of this covenant, the term "Net Proceeds Offer Amount" means the principal of outstanding Notes in an aggregate principal amount equal to any remaining Net Available Proceeds (rounded to the next lowest $25). If the Net Proceeds Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the person in whose name a Note is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Notes pursuant to the Net Proceeds Offer.

      (f) On the Net Proceeds Payment Date, the Company will (i) accept for payment Notes or portions thereof pursuant to the Net Proceeds Offer in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount of Notes as has been tendered, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so tendered in an aggregate principal amount equal to the Net Proceeds Offer Amount or such lesser amount of Notes as has been tendered, and (iii) deliver, or cause to be delivered to the Trustee, the Notes so accepted together with an Officers' Certificate identifying the Notes or portions thereof tendered to and accepted by the Company. If the aggregate principal amount of Notes tendered exceeds the Net Proceeds Offer Amount, the Trustee will select the Notes to be purchased (in integral multiples of $1,000) pro rata or by lot based on the principal amount of Notes so tendered. The Paying Agent will promptly mail or deliver to Holders so accepted payment in an amount equal to the purchase price, and the Company will execute and the Trustee will promptly authenticate and mail or make available for delivery to such Holders a new Note equal in principal amount to any unpurchased portion of the Notes surrendered. Any Notes not so accepted will be promptly mailed or delivered to the Holder thereof. For purposes of this Section , the Trustee will act as the Paying Agent.

      SECTION 10.10.    LIMITATION ON LIENS SECURING INDEBTEDNESS.

      The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Liens (other than Permitted Liens) upon any of their respective properties securing (i) any Indebtedness of the Company (other than Senior Indebtedness of the Company), unless the Notes are equally and ratably secured or (ii) any Indebtedness of any Subsidiary Guarantor (other than Senior Indebtedness of such Subsidiary Guarantor) unless the Guarantors are equally and ratably secured; provided, however, that if such Indebtedness is expressly subordinated to the Notes or the Guarantees, the Lien securing such Indebtedness will be subordinated and junior to the Lien securing the Notes or the Guarantees, with the same relative priority as such Subordinated Indebtedness of the Company or a Subsidiary Guarantor will have with respect to the Notes or the Guarantees, as the case may be, and provided further that the terms and conditions of any Lien securing the Notes shall be acceptable to the Trustee. The Trustee shall not be required to foreclose or realize on any Lien securing the Notes if in the judgment of the Trustee, to do so would expose the Trustee to liability for which the Trustee believes it would not be adequately indemnified.

      SECTION 10.11.    LIMITATION ON PAYMENT RESTRICTIONS AFFECTING
                        SUBSIDIARIES.

      The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock, or any other interest or participation in [or measured by its profits owned by] the Company or a Subsidiary, (ii) pay any Indebtedness owed to the Company or a Subsidiary of the Company; (iii) make loans or advances to the Company or a Subsidiary of the Company; or (iv) transfer any of its properties or assets to the Company or a Subsidiary of the Company, except for (A) encumbrances or restrictions with respect to Senior Indebtedness; (B) consensual encumbrances or consensual restrictions binding upon any Person at the time such Person becomes a Subsidiary of the Company (unless the agreement creating such consensual encumbrance or consensual restrictions was entered into in connection with, or in contemplation of, such entity becoming a Subsidiary); (C) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Subsidiary; (D) customary restrictions in security agreements or mortgages securing Indebtedness of a Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements and mortgages; (E) customary restrictions in purchase money obligations for property acquired in the ordinary course of business restricting the transfer of the property acquired thereby; (F) consensual encumbrances or restrictions under any agreement that refinances or replaces any agreement described in clauses (A), (B), (C), (D) or (E) above, provided that the terms and conditions of any such restrictions are no less favorable to the holders of the Notes than those under the agreement so refinanced or replaced; and (G) customary non-assignment provision in leases, purchase money financings and any encumbrance or restriction due to applicable law.

      SECTION 10.12.    LIMITATION ON TRANSACTIONS WITH AFFILIATES.

      The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, (i) sell, lease, transfer or otherwise dispose of any of its property, assets or securities to, (ii) purchase or lease any property, assets or securities from, (iii) make any Investment in, or (iv) enter into or amend any contract or agreement with or for the benefit of, either (A) an Affiliate of any of them, (B) any Person or Persons who is a member of a group (as such term is used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) that, directly or indirectly, is the beneficial holder of 5% or more of any class of equity securities of the Company, (C) any Person who is an Affiliate of any such holder, or (D) any officers, directors, or employees of any of the above (each case under (A), (B), (C) and (D), an "Affiliate Transaction"), in one or a series of related transactions (to either party) in excess of $5,000,000 per Affiliate Transaction, except for transactions evidenced by an Officers' Certificate addressed and delivered to the Trustee stating that such Affiliate Transaction is made in good faith, the terms of which are fair and reasonable to the Company and such Subsidiary, as the case may be, or, with respect to Affiliate Transactions between the Company and its Subsidiaries, to the Company; provided, that (x) transactions between or among the Company and its Subsidiaries shall not be deemed to constitute Affiliate Transactions and (y) with respect to any Affiliate Transaction with an aggregate value (to either party) in excess of $7,500,000, the Company must, prior to the consummation thereof, obtain a written favorable opinion as to the fairness of such transaction to itself from a financial point of view from an independent investment banking firm.

      SECTION 10.13.    LIMITATION ON FUTURE SENIOR SUBORDINATED INDEBTEDNESS.

      The Company and its Subsidiaries shall not incur any Indebtedness other than the Notes that is subordinated in right of payment to any other Indebtedness of the Company unless such Indebtedness, by its terms, is pari passu with or subordinated to the Notes. No Subsidiary Guarantor shall incur any Indebtedness other than the Guarantee of such Subsidiary Guarantor that is subordinated in right of payment to any other Indebtedness of such Subsidiary Guarantor unless such Indebtedness, by its terms, is pari passu with or subordinated to the Guarantee of such Subsidiary Guarantor.

      SECTION 10.14.    CHANGE OF CONTROL.

      (a) Within 30 days following the occurrence of any Change of Control, the Company shall offer (a "Change of Control Offer") to purchase all outstanding Notes at a purchase price equal to % of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the date of purchase. The Change of Control Offer shall be deemed to have commenced upon mailing of the notice described in the next succeeding paragraph and shall terminate 20 Business Days after its commencement, unless a longer offering period is then required by law. Promptly after the termination of the Change of Control Offer (the "Change of Control Payment Date"), the Company shall purchase and mail or deliver payment for all Notes tendered in response to the Change of Control Offer. If the Change of Control Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Notes pursuant to the Change of Control Offer.

      (b) Within 30 days after any Change of Control, the Company (with notice to the Trustee), or the Trustee at the Company's request, will mail or cause to be mailed to all Holders on the date of the Change of Control a notice (the "Change of Control Notice") of the occurrence of such Change of Control and of the Holders' rights arising as a result thereof. The Change of Control Notice will contain all instructions and materials necessary to enable Holders to tender their Notes to the Company. The Change of Control Notice, which shall govern the terms of the Change of Control Offer, shall state: (1) that the Change of Control Offer is being made pursuant to this Section ; (2) the purchase price and the Change of Control Payment Date; (3) that any Note not tendered will continue to accrue interest; (4) that any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on the Change of Control Payment Date; (5) that Holders electing to have a Note purchased pursuant to any Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to termination of the Change of Control Offer; (6) that Holders will be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the expiration of the Change of Control Offer, or such longer period as may be required by law, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note purchased; and (7) that Holders whose Notes are purchased only in part will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

      (c) On the Change of Control Payment Date, the Company shall (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Notice, (ii) if the Company appoints a depository or Paying Agent, deposit with such depository or Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so tendered and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate identifying the Notes or portions thereof tendered to and accepted by the Company. The depository, the Company or the Paying Agent, as the case may be, shall promptly mail to the Holder of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. For purposes of this Section, the Trustee shall act as the Paying Agent.

      (d) The Company, to the extent applicable and if required by law, will comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and any other federal and state securities laws, rules and regulations which may then be applicable to any offer by the Company to purchase the Notes at the option of the Holders upon a Change of Control.

                                   ARTICLE 11

                             SUBORDINATION OF NOTES


      SECTION 11.1. NOTES SUBORDINATED TO SENIOR INDEBTEDNESS; EXCHANGE NOTES PARI PASSU WITH OTHER SERIES OF THE NOTES ISSUED BY THE COMPANY UP TO $_____________ ADDITIONAL PRINCIPAL AMOUNT AND NOTES PURSUANT TO OTHER INDENTURES.

      (a) The Company, for itself and its successors, and each Holder, by his acceptance of Notes, agrees that the payment of the principal of and interest on the Notes is subordinated, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness of the Company (hereinafter in this Article referred to as "Senior Indebtedness") and that the payment of the principal of and interest on the Exchange Notes is pari passu with any other series of the Notes issued by the Company in the future or Notes under any other indenture.

      (b) This Article shall constitute a continuing offer of all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

      SECTION 11.2.     NO PAYMENT ON NOTES IN CERTAIN CIRCUMSTANCES.

      (a) Upon the Maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof, premium, if any, interest thereon and other amounts due thereon shall first be paid in full, no payment shall be made by or on behalf of the Company with respect to the principal of, premium, if any, or interest on the Notes.

      (b) Upon the happening of any default in the payment of any principal of or interest on or other amounts due on any Senior Indebtedness (a "Payment Default"), then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by or on behalf of the Company with respect to the principal of, premium, if any or interest on the Notes.

      (c) The provisions of this Section shall not modify or limit in any way the application of the following Section.

      (d) The Company shall give prompt written notice to the Trustee of any default in the payment of any Senior Indebtedness or any acceleration under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued. Failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness or the application of the other provisions provided in this Article.

      SECTION 11.3. NOTES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE COMPANY.

      (a) In the event of any Insolvency or Liquidation Proceeding with respect to the Company, all amounts payable in respect of any Senior Indebtedness shall first be paid in full before the Holders are entitled to receive any direct or indirect payment or distribution of any cash, property or securities on account of principal of or interest on the Notes or any other payment with respect to the Notes.

      (b) The holders of Senior Indebtedness shall be entitled to receive directly, for application to the payment of Senior Indebtedness (to the extent necessary to pay in full all Senior Indebtedness, whether or not due, including specifically, without limitation, all Post-Commencement Interest, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding, after giving effect to any substantially concurrent payment or distribution to the holders of Senior Indebtedness on account of Senior Indebtedness), any payment or distribution of any kind or character, whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes which may be payable or deliverable in respect of the Notes in any such Insolvency or Liquidation Proceeding.

      (c) In the event that, notwithstanding the foregoing provisions of this Section , the Trustee or any Paying Agent or the Holder of any Note shall have received any payment from or distribution of assets of the Company or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Notes, whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reasons of the payment of any other Indebtedness of the Company being subordinated to the payment of the Notes, before all Senior Indebtedness (whether or not due including specifically, without limitation, all Post-Commencement Interest, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding) is paid in full, then and in such event such payment or distribution shall be received and held in trust by the Trustee, any such Paying Agent or Holder for and shall be paid over to the holders of Senior Indebtedness (to the extent necessary to pay in full all such Senior Indebtedness, whether or not due, including specifically, without limitation, all Post-Commencement Interest thereon, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding), after giving effect to any substantially concurrent payment or distribution to the holders of Senior Indebtedness on account of Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

      (d) The Company shall give prompt written notice to the Trustee of any Insolvency or Liquidation Proceeding with respect to it.

      SECTION 11.4. HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

      After all amounts payable under or in respect of Senior Indebtedness (whether or not due) are paid in full, the Holders shall be subrogated (without any duty on the part of the holders of Senior Indebtedness to warrant, create, effectuate, preserve or protect such subrogation), to the extent of the payments or distributions made to the holders of Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all other indebtedness of the Company which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as the Notes are so subordinate and subject in right of payment and which is entitled to like rights and subrogation), to the rights of the holders of Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness, until the principal of and interest on the Notes shall be paid in full. For the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company, or by or on behalf of the Holders by virtue of this Article, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      SECTION 11.5.     OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

      Nothing contained in this Article or elsewhere in this Indenture or in any
Note is intended to or
shall impair, as between the Company and the Holders, the obligations of the Company, which are absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company, other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such Insolvency or Liquidation Proceeding is pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      SECTION 11.6. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

      The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee or any Paying Agent shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any Representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects conclusively to assume that no such fact exists. Nothing in this Section is intended to or shall relieve any Holder from the obligations imposed under Sections 11.2 and 11.3 with respect to money or other distributions received in violation of the provisions thereof.

      SECTION 11.7.     APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.

      All money and U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 4.1 shall be for the sole benefit of the Holders and shall not be subject to this Article. Otherwise, any deposit of assets by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Notes shall be subject to the provisions of this Article; provided that, if prior to the second Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of or interest on any Note) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 11.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The preceding sentence shall be construed solely for the benefit of the Trustee and each Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness.

      SECTION 11.8. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

      No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions in this Article shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

      SECTION 11.9. HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF NOTES.

      Each Holder of Notes by his acceptance thereof (i) authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and to protect the rights of the Holders pursuant to this Indenture, and
(ii) appoints the Trustee his attorney-in-fact for such purpose, including in the event of any Insolvency or Liquidation Proceeding with respect to the Company, the timely filing of a claim for the unpaid balance of his Notes in the form required in said proceeding and the causing of such claim to be approved. If the Trustee shall not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their Representative shall have the right to file an appropriate claim for and on behalf of the Holders. Nothing herein contained shall be deemed to authorize the Trustee or any holder of Senior Indebtedness or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee or any holder of Senior Indebtedness or their Representative to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 11.10.    RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

      The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      SECTION 11.11.    ARTICLE 11 NOT TO PREVENT EVENTS OF DEFAULT.

      The failure to make a payment of principal of or interest on the Notes by reason of any provision of this Article shall not be construed as preventing the occurrence of a Default or an Event of Default.

      SECTION 11.12.    PAYMENT.

      A payment with respect to a Note or with respect to principal of or interest on a Note shall include, without limitation, payment of principal of (and premium, if any) and interest on any Note, any depositing of funds under
Article 4, any payment on account of any mandatory or optional repurchase or redemption of any Note (including payments pursuant to Section 10.9 or Section 10.14) and any payment or recovery on any claim (whether for rescission or damages and whether based on contract, tort, duty imposed by law, or any other theory of liability) relating to or arising out of the offer, sale or purchase of any Note, provided that any such payment, deposit, other payment or recovery
(i) not prohibited pursuant to this Article at the time actually made shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter and (ii) made by or from any person other than the Company shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter except to the extent such Person recovers any such amount paid from the Company, whether pursuant to rights of indemnity, rescission or otherwise.

                                   ARTICLE 12

                                   GUARANTEES

      SECTION 12.1      UNCONDITIONAL GUARANTEES.

      (a) Each Subsidiary Guarantor hereby, jointly and severally, unconditionally guarantees (such guarantee to be referred as the "Guarantee") to each Holder and to the Trustee the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all other amounts due and payable under this Indenture and the Notes by the Company whether at maturity, by acceleration, redemption, repurchase or otherwise, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Notes, to the extent lawful, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 12.5.

      (b) Failing payment when due of any amount so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 for the purposes of this

Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 5, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Guarantee.

      (c) Failing payment of the Guarantees, for whatever reason, the Company will be obligated to pay, or to perform or cause the performance of, the same immediately. The Company hereby agrees that its obligation on the Notes shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Notes, the Guarantees or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery or any judgment against the Company or any Guarantor, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Company.

      (d) The Guarantee of each Subsidiary Guarantor and the obligations of the Company herein shall be, in the manner and to the extent set forth in Article 13, subordinated in right of payment to the prior payment when due of the principal of, premium, if any, and accrued and unpaid interest on all existing and future Senior Indebtedness of such Subsidiary Guarantor and of the Company, as the case may be, and senior to the right of payment of principal of, premium, if any, and accrued and unpaid interest on all existing and future Subordinated Indebtedness of such Subsidiary Guarantor and of the Company, as the case may be.

      SECTION 12.2      SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON
                        CERTAIN TERMS.

      Except as set forth in Article 4 and 5, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Subsidiary Guarantor with a Person or with or into the Company or another Subsidiary Guarantor or shall prevent any sale or conveyance of all or substantially all of its assets, to a Person or to the Company or another Subsidiary Guarantor.

      SECTION 12.3      ADDITION OF SUBSIDIARY GUARANTORS.

      (a) The Company agrees to cause each Subsidiary that shall become a Subsidiary after the Issue Date to execute and deliver a supplemental indenture pursuant to which such Subsidiary shall guarantee the payment of the Notes pursuant to the terms hereof.

      (b) Any Person that was not a Subsidiary Guarantor on the Issue Date may become a Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Subsidiary Guarantor and (ii) an opinion of Counsel and Officers' Certificate to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion and provided that no opinion need be rendered concerning the enforceability of the Guarantee).

      SECTION 12.4      RELEASE OF A SUBSIDIARY GUARANTOR.

      By undertaking all of the actions required in compliance with the terms of this Indenture, including but not limited to the provisions of Section 12.2(b), a Subsidiary Guarantor shall be deemed released from all of its Guarantee and related obligations in this Indenture. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers'

Certificate and an Opinion of Counsel certifying that all conditions specified in this Indenture for such release have been satisfied in accordance with the provisions of this Indenture. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of and interest on the Notes as provided in this Article.

      SECTION 12.5      LIMITATION OF SUBSIDIARY GUARANTOR'S LIABILITY.

      Each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of each Subsidiary Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee or pursuant to Section 12.6, result in the obligations of such Subsidiary Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

      SECTION 12.6      CONTRIBUTION.

      In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's obligations with respect to the Notes or any other Subsidiary Guarantor's obligations with respect to the Guarantee; provided, however, that the liability of each Subsidiary Guarantor under the Guarantee shall not be limited in any manner by the foregoing.

      SECTION 12.7      EXECUTION AND DELIVERY.

      (a) To further evidence the Guarantees set forth in Section 12.1, each Subsidiary Guarantor hereby agrees that a notation relating to such Guarantee, in substantially the form of Exhibit A-1, shall be endorsed on each Note authenticated and delivered by the Trustee and executed by either manual or facsimile signature of two Officers of each Subsidiary Guarantor.

      (b) Each of the Subsidiary Guarantors hereby agrees that its Guarantee set forth in Section 12.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation relating to such Guarantee.

      (c) If an Officer of a Guarantor whose signature is on this Indenture or a Note no longer holds that office at the time the Trustee authenticates such Note or at any time thereafter, such Subsidiary Guarantor's Guarantee of such Note shall be valid nevertheless.

      (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantor.

      SECTION 12.8      SEVERABILITY.

      In case any provision of this Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                                   ARTICLE 13

                           SUBORDINATION OF GUARANTEES

      SECTION 13.1.     GUARANTEES SUBORDINATED TO SENIOR INDEBTEDNESS.

      Each Subsidiary Guarantor, for itself and its successors, and each Holder, by his acceptance of Notes, agrees that the Guarantees of such Subsidiary Guarantor are subordinated, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor (hereinafter in this Article referred to as "Senior Indebtedness"). This Article shall constitute a continuing offer of all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

      SECTION 13.2.     NO PAYMENT ON GUARANTEES IN CERTAIN CIRCUMSTANCES.

      (a) Upon the Maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof, interest thereon and other amounts due thereon shall first be paid in full, no payment shall be made by or on behalf of any Subsidiary Guarantor pursuant to the Guarantees with respect to the principal of or interest on the Notes.

      (b) Upon the happening of any default in the payment of any principal of or interest on or other amounts due on any Senior Indebtedness (a "Payment Default"), then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by or on behalf of any Subsidiary Guarantor pursuant to the Guarantees with respect to the principal of or interest on the Notes.

      (c) In furtherance of the provisions of Section 13.1, in the event that, notwithstanding the foregoing provisions of this Section, any payment with respect to the principal of or interest on the Notes shall be made by or on behalf of any Subsidiary Guarantor, and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), at a time when such payment was prohibited by the provisions of this Section, then, unless and until such payment is no longer prohibited by this Section, such payment (subject to the provisions of Sections 13.6 and 13.7) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of and shall be immediately paid over to the holders of Senior Indebtedness or their Representative, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness.

      (d) The provisions of this Section shall not modify or limit in any way the application of Section 13.3.

      (e) Each Subsidiary Guarantor shall give prompt written notice to the Trustee of any default in the payment of any Senior Indebtedness of such Subsidiary Guarantor or any acceleration under any such Senior Indebtedness or under any agreement pursuant to which such Senior Indebtedness may have been issued. Failure to give such notice shall not affect the subordination of the Guarantees to the Senior Indebtedness or the application of the other provisions provided in this Article.

      SECTION 13.3. GUARANTEES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF A SUBSIDIARY GUARANTOR.

      (a) In the event of any Insolvency or Liquidation Proceeding with respect to any Subsidiary Guarantor, all amounts payable in respect of any Senior Indebtedness of such Subsidiary Guarantor shall first be paid in full before the Holders are entitled to receive any direct or indirect payment or distribution of any cash, property or securities pursuant to the Guarantees on account of principal of or interest on the Notes or any other payment with respect to the Notes.

      (b) The holders of Senior Indebtedness shall be entitled to receive directly, for application to the payment of Senior Indebtedness (to the extent necessary to pay in full all Senior Indebtedness, whether or not due, including specifically, without limitation, all Post-Commencement Interest, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding, after giving effect to any substantially concurrent payment or distribution to the holders of Senior Indebtedness on account of Senior Indebtedness), any payment or distribution of any kind or character, (whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Subsidiary Guarantor being subordinated to the payment of the Guarantees) which may be payable or deliverable in respect of the Guarantees in any such Insolvency or Liquidation Proceeding.

      (c) In the event that, notwithstanding the foregoing provisions of this Section , the Trustee or any Paying Agent or the Holder of any Note shall have received any payment from or distribution of assets of such Subsidiary Guarantor or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Guarantees, whether in cash, property or securities, including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Subsidiary Guarantor being subordinated to the payment of the Guarantees, before all Senior Indebtedness (whether or not due including specifically, without limitation, all Post-Commencement Interest, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding) is paid in full, then and in such event such payment or distribution shall be received and held in trust by the Trustee, any such Paying Agent or Holder for and shall be paid over to the holders of Senior Indebtedness (to the extent necessary to pay in full all such Senior Indebtedness, whether or not due, including specifically, without limitation, all Post Commencement Interest thereon, whether or not allowed as a claim in such Insolvency or Liquidation Proceeding), after giving effect to any substantially concurrent payment or distribution to the holders of Senior Indebtedness on account of Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

      (d) The Company and each Subsidiary Guarantor shall give prompt written notice to the Trustee of any Insolvency or Liquidation Proceeding with respect to such Subsidiary Guarantor.

      SECTION 13.4. HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

      After all amounts payable under or in respect of Senior Indebtedness (whether or not due) are paid in full, the Holders shall be subrogated (without any duty on the part of the holders of Senior Indebtedness to warrant, create, effectuate, preserve or protect such subrogation), to the extent of the payment or distributions made to the holders of Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all other indebtedness of any Subsidiary Guarantor which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as the Guarantees are so subordinated and subject in right of payment and which is entitled to like rights and subrogation), to the rights of the holders of Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness, until the principal of and interest on the Notes shall be paid in full. For the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company, or by or on behalf of the Holders by virtue of this Article, which otherwise would have been made to the Holders shall, as between any Subsidiary Guarantor and the Holders, be deemed to be payment by such Subsidiary Guarantor to or on account of the Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      SECTION 13.5.     GUARANTEES UNCONDITIONAL.

      Nothing contained in this Article or elsewhere in this Indenture or in any Subsidiary Guarantee is intended to or shall impair, as between the Subsidiary Guarantors and the Holders, the Guarantees, which are absolute and unconditional, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Subsidiary Guarantors, other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Indebtedness in respect of cash, property or securities of any Subsidiary Guarantor received upon the exercise of any such remedy. Upon any distribution of assets of any Subsidiary Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such Insolvency or Liquidation Proceedings is pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      SECTION 13.6. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

      The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee or any Paying Agent shall have received written notice thereof from the Company or a Subsidiary Guarantor or from one or more holders of Senior Indebtedness or from any Representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects conclusively to assume that no such fact exists. Nothing in this Section is intended to or shall relieve any Holder from the obligations imposed under Sections 13.2 and 13.3 with respect to money or other distributions received in violation of the provisions thereof.

      SECTION 13.7.     APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.

      All money and U.S. Government Guarantees deposited in trust with the Trustee pursuant to and in accordance with Section 4.1 shall be for the sole benefit of the Holder and shall not be subject to this Article. Otherwise, any deposit of assets by any Subsidiary Guarantor pursuant to the Guarantees with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Notes shall be subject to the provisions of this Article; provided that, if prior to the second Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of or interest on any Note) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 13.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. The preceding sentence shall be construed solely for the benefit of the Trustee and each Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness.


      SECTION 13.8. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE SUBSIDIARY GUARANTORS OR HOLDERS OF SENIOR INDEBTEDNESS.

      No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions in this Article shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Subsidiary Guarantor or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Subsidiary Guarantors, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

      SECTION 13.9. HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF NOTES.

      Each Holder of Notes by his acceptance thereof (i) authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and to protect the rights of the Holders pursuant to this Indenture, and
(ii) appoints the Trustee his attorney-in-fact for such purpose, including in the event of any Insolvency or Liquidation Proceeding with respect to any Subsidiary Guarantor, the timely filing of a claim of the unpaid balance of his Notes pursuant to Guarantees in the form required in said proceeding and the causing of such claim to be approved. If the Trustee shall not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their Representative shall have the right to file an appropriate claim for and on behalf of the Holders. Nothing herein contained shall be deemed to authorize the Trustee or any Holder of Senior Indebtedness or their Representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes, the Guarantees or the rights of any Holder, or to authorize the Trustee or any holder of Senior Indebtedness or their Representative to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 13.10.    RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

      The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      SECTION 13.11.    PAYMENT.

      A payment pursuant to the Guarantees with respect to a Note or with respect to principal of or interest on a Note shall include, without limitation, payment of principal of (and premium, if any) and interest on any Note, any depositing of funds under Article 10, any payment on account of any mandatory or optional repurchase or redemption of any Note (including payments pursuant to Section 10.9 or Section 10.14) and any payment or recovery on any claim (whether for rescission or damages and whether based on contract, tort, duty imposed by law, or any other theory of liability) relating to or arising out of the offer, sale or purchase of any Note, provided that any such payment, deposit, other payment or recovery (i) not prohibited pursuant to this Article at the time actually made shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter and (ii) made by or from any Persons other than any Subsidiary Guarantor shall not be subject to any recovery by any holder of Senior Indebtedness or Representative therefor or other Person pursuant to this Article at any time thereafter except to the extent such Person recovers any such amount paid from such Subsidiary Guarantor whether pursuant to rights of indemnity, rescission or otherwise.

                                   ARTICLE 14

                           ADDITIONAL SERIES OF NOTES


      SECTION 14.1. AUTHORIZATION AND DELIVERY OF ADDITIONAL SERIES OF NOTES. From time to time after the execution of this Indenture, the Company may authorize one or more series of Notes in addition to the Exchange Notes. If the Company shall determine to authorize any such additional series of Notes, it shall file with the Trustee:

      (a) a Certified Resolution creating or authorizing the creation of such series of Notes and approving or authorizing an officer of the Company to approve and to execute the Supplemental Indenture referred to in Section 14.1(b) hereof;

      (b) a Supplemental Indenture creating such additional series of Notes and containing provisions setting forth an appropriate series designation, the form or forms of the Notes of such series, the date of stated maturity thereof, the rate of interest or the manner of determining such rate, the interest payment date or dates, the redemption provisions (if any), the sinking fund provisions (if any), the conversion provisions (if any), the limitation of the aggregate principal amount of the Notes of such series and other terms not inconsistent with the provisions of this Indenture as the Company may elect to include in such Supplemental Indenture; and

      (c) an Opinion of Counsel, stating that all conditions precedent to the creation of such series of Notes and to the execution of such Supplemental Indenture have been complied with and that such Supplemental Indenture is in proper form for execution by the Trustee.

      (d) thereupon, the Trustee shall join with the Company in the execution of such Supplemental Indenture, but the Trustee shall not be obligated to enter into any such Supplemental Indenture which in the Trustee's opinion adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      (e) Notes of any series other than the Exchange Notes shall be issued only upon receipt by the Trustee of:

            (i) a Certified Resolution authorizing the authentication and delivery to or upon the written order of the Company of the Notes of such series in an aggregate principal amount specified therein;

            (ii) an Officers' Certificate stating that no Event of Default, or event which with the giving of notice or passage of time or both would become an Event of Default, exists under the Indenture; that all payments required to be made by the Company under the Indenture and the outstanding Notes are current, and that upon the issuance of the additional Notes, no Event of Default, or event which with the giving of notice or passage of time or both would become an Event of Default will exist under the Indenture;

            (iii) an Opinion or Opinions of Counsel stating that the Supplemental Indenture and the Notes issued pursuant thereto are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms and that all conditions precedent to the execution and delivery of the Supplemental Indenture and the issuance, authentication and delivery of the Notes pursuant thereto have been fulfilled; and

            (iv)  such other closing documents as the Trustee may specify.

                                   SIGNATURES


      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    SIMULA, INC., an Arizona corporation



                                    By
                                        -------------------------------------
                                          Donald Townsend, President


                                    BANK ONE TRUST COMPANY, NA,
                                    as Trustee


                                    By
                                        -------------------------------------
                                          Trust Officer


                                    SUBSIDIARY GUARANTORS:

                                    SIMULA GOVERNMENT PRODUCTS, INC., an
                                    Arizona corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant
                                          Treasurer




                                    SIMULA TRANSPORTATION EQUIPMENT
                                    CORPORATION, an Arizona corporation



                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    AIRLINE INTERIORS, INC., an Arizona
                                    corporation



                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer

                                    COACH AND CAR EQUIPMENT CORPORATION,
                                    an Arizona corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    ARTCRAFT INDUSTRIES CORP.,
                                    an Arizona corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer

                                    SIMULA AUTOMOTIVE SAFETY DEVICES, INC.
                                    an Arizona corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    SAFETY EQUIPMENT, INC., an Arizona
                                    corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    SEDONA SCIENTIFIC, INC., an Arizona
                                    corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    INTERNATIONAL CENTER FOR SAFETY
                                    EDUCATION, INC., an Arizona corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    SIMULA HOLDINGS, INC., an Arizona
                                    corporation



                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    SIMULA TECHNOLOGIES, INC.,
                                    an Arizona corporation



                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer

                                    INTAERO, LIMITED, an Arizona corporation



                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer




                                    VIATECH, INC., a Delaware corporation


                                    By
                                        -------------------------------------
                                          Sean K. Nolen, Assistant Treasurer

STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Donald Townsend, to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the President of SIMULA, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____________ day of _______________________________, 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)






STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared ___________________________ to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he/she is a Trust Officer of BANK ONE TRUST COMPANY, NA, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he/she acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____________ day of _______________________________, 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)

STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA GOVERNMENT PRODUCTS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.



                                        -------------------------------------
                                        Notary Public
(Seal)






STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA TRANSPORTATION EQUIPMENT CORPORATION, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)

STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of AIRLINE INTERIORS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)




STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of COACH AND CAR EQUIPMENT CORPORATION, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)

STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of ARTCRAFT INDUSTRIES CORP., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)






STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA AUTOMOTIVE SAFETY DEVICES, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.



                                        -------------------------------------
                                        Notary Public
(Seal)

STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SAFETY EQUIPMENT, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)






STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SEDONA SCIENTIFIC, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)

STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public
(Seal)






STATE OF                            )
                                    ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA HOLDINGS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____ day of _________, 1997.



                                        -------------------------------------
                                        Notary Public


(Seal)

STATE OF                )
                        ) ss.
County of                           )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of SIMULA TECHNOLOGIES, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____ day of _________, 1997.


                                        -------------------------------------
                                        Notary Public


(Seal)

STATE OF                )
                        ) ss.
County of               )

      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of INTAERO, LIMITED, one of the corporations described in and which executed the foregoing instrument; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____ day of _________, 1997.



                                        -------------------------------------
                                        Notary Public

(Seal)


STATE OF                )
                        ) ss.
County of               )



      On this _____ day of ______________________, 1997, before me, a Notary
Public in and for said county and state, personally appeared Sean K. Nolen to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Treasurer of VIATECH, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal this _____________ day of ____________________________ 1997.


                                        -------------------------------------
                                        Notary Public

                                  SIMULA, INC.
                        RECONCILIATION BETWEEN INDENTURE
          DATED AS OF DECEMBER 17, 1993 AND TRUST INDENTURE ACT OF 1939

Trust Indenture Act Section                                   Indenture Section

Section 310 (a)(1)..........................................           6.9
            (a)(2)..........................................           6.9
            (a)(3)..........................................     Not Applicable
            (a)(4)..........................................     Not Applicable
            (a)(5)..........................................           6.7
            (b).............................................        6.7, 6.9
            (c).............................................     Not Applicable
Section 311 (a).............................................          6.10
            (b).............................................          6.10
            (c).............................................     Not Applicable
Section 312 (a).............................................       7.1, 7.2(a)
            (b).............................................         7.2(b)
            (c).............................................         7.2(c)
Section 313 (a).............................................           7.3
            (b)(1)..........................................     Not Applicable
            (b)(2)..........................................           7.3
            (c).............................................           7.3
            (d).............................................           7.3
Section 314 (a).............................................     7.4, 10.2, 10.3
            (b).............................................     Not Applicable
            (c)(1)..........................................           1.2
            (c)(2)..........................................           1.2
            (c)(3)..........................................     Not Applicable
            (d).............................................     Not Applicable
            (e).............................................           1.2
            (f).............................................     Not Applicable
Section 315 (a).............................................           6.1(b)
            (b).............................................           6.5
            (c).............................................           6.1(a)
            (d)(1)..........................................           6.1(c)
            (d)(2)..........................................         6.1(c)(2)
            (d)(3)..........................................         6.1(c)(3)
            (e).............................................           5.15
Section 316 (a).............................................           1.1
            (a)(1)(A).......................................        5.3, 5.13
            (a)(1)(B).......................................           5.14
            (a)(2)..........................................     Not Applicable
            (b).............................................           5.4
            (c).............................................     Not Applicable
Section 317 (a)(1)..........................................           5.4
            (a)(2)..........................................           5.5
            (b).............................................           3.10
Section 318 (a).............................................           1.7
            (c).............................................           1.7

NOTE: This reconciliation shall not, for any purpose, be deemed to be a part of the Indenture.